Exhibit 10.10

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Final Execution Version

GAS GATHERING CONTRACT

FIXED FEE – HAYNESVILLE - MANSFIELD

This Gas Gathering Contract is entered into effective as of July 1, 2012 (“Effective Date”), by and among (i) Chesapeake Energy Marketing, Inc. (“CEMI”); (ii) Chesapeake Operating, Inc. (“COI”); (iii) Chesapeake Louisiana, L.P. (“CLLP”); (iv) Empress, L.L.C. (“Empress”, and CEMI, COI, CLLP, and Empress collectively, “Producers”); and (v) Louisiana Midstream Gas Services, L.L.C. (“Gatherer”) (each a “Party” and collectively the “Parties”). Notices, invoices, and payments will be sent to the Parties as set forth on Exhibit A-1. This Base Contract incorporates by reference for all purposes the Definitions and Contact Information attached as Exhibit A-1, the General Terms and Conditions (“General Terms”) attached as Exhibit A-2, and all other Exhibits referenced in this Base Contract. All capitalized terms not defined in the body of this Base Contract have the meanings set forth in Exhibit A-1. This Base Contract, together with all Exhibits, Schedules, and the General Terms, is referred to as this “Contract.”

1.	QUANTITY OF GAS, DEDICATION, AND GATHERING SYSTEM.

1.1	Dedication Area, Dedicated Properties, Dedicated Gas, and Dedicated Wells.

(a)	“Dedication Area” means each of the geographic areas described in Exhibit B.

(b)	“Dedicated Properties” means all interests of Producers and their Affiliates (and their successors and assigns) in oil, gas, or mineral leases, contractual agreements, or other legal rights, insofar, and only insofar, as such interests (i) cover lands located within the Dedication Area and (ii) relate to the Applicable Formations, whether owned on the Effective Date or acquired after the Effective Date, save and except as reserved and excepted under Section 1.2 (Reservations from Dedication) of this Base Contract.

(c)	“Dedicated Gas” means all Gas owned or Controlled by Producers or their Affiliates and produced from the Dedicated Properties through Dedicated Wells, save and except Gas reserved and excepted under Section 1.2 (Reservations from Dedication) of this Base Contract. If for any reason the contractual right of Producers or any of their Affiliates to Control any such Gas terminates, expires, or is suspended (as used in this Section 1.1(c), “Subject Gas”), then the Subject Gas will cease to constitute Dedicated Gas upon such termination or expiration and during any period of suspension.

(d)	“Dedicated Wells” means all oil and gas wells, whether existing on or drilled after or acquired after the Effective Date, located on the surface of the lands within the Dedication Area, and from which Producers or their Affiliates have the right to produce Gas from the Dedicated Properties, including the oil and gas wells listed in Exhibit B.

1.2	Reservations From Dedication. The following are reserved and excepted from Dedicated Properties and Dedicated Gas:

(a)	Gas used upstream of the Receipt Points that a reasonable and prudent operator would deem useful or necessary to develop Dedicated Wells on the Dedicated Properties and Gas that any Producer is expressly required to deliver under oil and gas leases, contractual agreements or other legal rights under which the Dedicated Gas is produced, but not including Gas used for secondary recovery, tertiary recovery or other similar enhanced oil recovery operations, provided that, Producers (i) will be and are obligated under this Contract to promptly provide notice of Dedicated Wells pursuant to Section 2.5(a) of the General Terms and to cooperate with Gatherer diligently and in good faith to allow Gatherer to connect the Dedicated Wells to the System and (ii) will only flare Gas from a Dedicated Well once connected to the System to remedy emergency situations;

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(b)	Dedicated Properties and Gas that have been dedicated pursuant to a gathering agreement with a third party prior to the Effective Date and listed on Exhibit B-1, until such prior dedication expires or terminates;

(c)	Dedicated Properties and Gas from lands, leases, or wells within the Dedication Area acquired after the Effective Date from a Person (other than an Affiliate of Producers) that are subject to dedication under a third party non-Affiliate gathering agreement that was made prior to the date of acquisition, until such prior dedication expires or terminates;

(d)	Gas from wells (i) that are not connected to a Receipt Point on the Effective Date, (ii) that are not operated by any of the Producers or any of their Affiliates, and (iii) in which the working interests of Producers and their Affiliates in such wells, taken together with any working interests in such wells that were acquired by a Person, directly or indirectly (whether by asset sale, stock sale, merger, or otherwise), from Producers or their Affiliates after the date hereof, is, in the aggregate, less than **%; and

(e)	all rights of Producers and their Affiliates in the Dedicated Properties to substances other than Gas.

1.3	Producers’ Dedication and Covenants. Producers:

(a)	exclusively dedicate and commit to the performance of this Contract the Dedicated Properties and the Dedicated Gas;

(b)	represent that except as identified on the attached Exhibit B-1, the Dedicated Properties and Dedicated Gas are not otherwise subject to any gas gathering agreement or other commitment or arrangement that would permit or require the Dedicated Gas to be gathered on or delivered to any other pipeline system;

(c)	agree to deliver all of the Dedicated Gas to Gatherer’s System at the Receipt Points;

(d)	agree to cause any existing or future Affiliates of Producers with interests in the Dedicated Properties to be bound by this Contract and to execute and join as a party to this Contract;

(e)	acknowledge and agree that the dedication and commitment made by Producers and their Affiliates under this Contract is a covenant running with the land and agree that Gatherer may file memoranda of this Contract in local land records substantially in the form shown in Exhibit D from time to time in its discretion, and Producers will enter into any such memoranda and cooperate with Gatherer in all reasonable respects in filing them;

(f)	covenant that (i) no subsequent transfer of any interest in the Dedicated Properties will be made without the transferred Dedicated Properties being made subject to the dedication obligation and this Contract, and (ii) at the time of any such transfer, the transferor will provide to Gatherer the transferee’s acknowledgement of the dedication and this Contract, including Gatherer’s right to file memoranda of this Contract and the transferee’s acknowledgment in local land records; and

(g)	covenant to take such further action as may be reasonably requested from time to time by Gatherer in furtherance of any of the foregoing.

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

1.4	Certain Agreements. If Producers are required under the Participation Agreement dated **, among certain of the Producers, ** (“Participant”) and others, to assign to Participant an undivided interest in Dedicated Properties acquired after the Effective Date, Producers and their Affiliates may assign to Participant up to **% of the undivided interest acquired by Producers and their Affiliates in those Dedicated Properties. If Participant actually acquires such undivided interest under the Participation Agreement within ** Days of the date on which Producers acquired them, the assigned interest will be released from this Contract, including the dedication under Section 1 of this Base Contract, and Section 1.3(f) of this Base Contract will not apply to the assignment.

1.5	Quantity. Each of the Producers agrees to deliver to Gatherer all of Producer’s Dedicated Gas. Producers reserve all processing rights to the Dedicated Gas.

1.6	Minimum Volume Commitment.

(a)	Producers’ Obligation. Producers agree to deliver, in each Year of the MVC Period, a volume of Dedicated Gas no less than the MVC for the applicable Year.

(b)	Deficit Volumes. If Annual Volumes in any Year of the MVC Period are less than the Adjusted MVC for that Year, then Producers will pay Gatherer the lesser of (i) the Contract Fee multiplied by the difference between the Adjusted MVC and the Annual Volumes for that Year or (ii) the amount, if any, by which the Reserved Capacity multiplied by the Contract Fee exceeds total revenue from the System before taking into account any payment under this Section 1.6(b) (“MVC Deficiency Payment”).

(c)	Adjusted MVC. The “Adjusted MVC” will be determined for each Year in the MVC Period, solely for purposes of the calculation under Section 1.6(b) of the Base Contract, as follows: for each Year the MVC will be, without duplication,

(i)	decreased by (w) any Third Party Credit Volume delivered in the Year, (x) any Maintenance Suspension Volume not delivered in the Year, (y) any Curtailed Volume not delivered in the Year, and (z) any Delayed Connection Volume or Force Majeure Volume not delivered in the Year and

(ii)	increased by any Delayed Connection Volume and Force Majeure Volume that previously had been deducted under clause (i)(z); provided, however, that the amount of Force Majeure Volume that increases the MVC in any Year under this Section 1.6(c)(ii) will not exceed **% of the MVC for that Year, and provided further that any increase to the MVC in any Year under this Section 1.6(c)(ii) for Delayed Connection Volume from a prior Year shall be limited in order to reasonably reflect the change in the production curve of the Additional Well affected by the delay resulting from shifting production from the Year in which the connection was to occur but for the delay, to a subsequent Year.

(d)

Post MVC Treatment. Any Force Majeure Volume not credited pursuant to Section 1.6(c)(ii) during a Year because of the **% limit will continue to be credited in subsequent Years in a like manner up to the **% limit for each Year and any Delayed Connection Volume not credited pursuant to Section 1.6(c)(ii) during a Year because of the limit due to shifting production will continue to be credited in subsequent Years in a like manner (limited in order to take into account the shifted production period); provided, however that if Producers deliver volume in excess of the Adjusted MVC in a Year, any Delayed Connection Volume or Force Majeure Volume remaining to be credited under Section 1.6(c)(ii) will be reduced by the amount of the excess, without duplication. After

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

the MVC Period, any remaining Delayed Connection Volume or Force Majeure Volume that has not yet been credited to the MVC pursuant to Section 1.6(c)(ii) and not reduced by volumes of gas delivered in excess of the Adjusted MVC pursuant to this Section 1.6(d) will be added to the Base Volume Forecast in the first Year following the expiration of the MVC Period (divided evenly between the twelve (12) Monthly Volumes).

(e)	No Suspension. Producer’s obligation to deliver the MVC, or, in the alternative, to pay the MVC Deficiency Payment, will not be excused for any reason (although the MVC may be adjusted pursuant to Section 5.5 (Release of Reserved Capacity) of the Base Contract); provided that, Producer’s liability for failure to deliver the MVC will be limited solely to the payment of the MVC Deficiency Payment.

1.7	System. “System” means the gathering or pipeline system and related facilities owned and operated by Gatherer, or its designee, and used to perform the Services, which System is generally known as the Mansfield System, in or near Caddo, DeSoto, Red River, and Sabine Parishes, Louisiana and Shelby County, Texas (“Mansfield System”) and the Football System in Natchitoches Parish, Louisiana, as the System now exists and as modified or extended. The “North DeSoto System” means that part of the Mansfield System that is designed to gather sweet gas, located in the northern half of DeSoto Parish and the “Converse System” means that part of the Mansfield System designed to gather sour gas, located in the southern half of DeSoto Parish and the northern half of Sabine Parish.

2.	RECEIPT AND DELIVERY POINTS.

2.1	Receipt Points. Producers will deliver, or cause to be delivered, the Dedicated Gas to Gatherer at the upstream flanges of Gatherer’s metering facilities located at or near the Dedicated Wells or other locations as described on Exhibit B (“Receipt Points”) at pressures sufficient to enter the System at each Receipt Point; provided that Producers will not be required to install or maintain compression necessary to make deliveries under this Contract. Gatherer will from time to time add new Receipt Points (and revise Exhibit B accordingly) at the request of a Producer acting through CEMI or its successor agent, subject to the terms of Section 2.5 (Additional Wells) of the General Terms.

2.2	Delivery Points.

(a)	Gatherer will deliver Equivalent Quantities of Gas to Producers to the Delivery Points on Exhibit B (“Delivery Points”).

(b)	If and to the extent it is necessary to provide the Reserved Capacity, Gatherer will, at its cost and expense, expand existing Delivery Points.

(c)	Gatherer also may from time to time add new Delivery Points, or expand the capacity of existing Delivery Points, at its cost and expense, and, if it does so, the new or increased capacity in excess of the Reserved Capacity will be used and allocated by the Gatherer at its discretion.

(d)

Producers may request that Gatherer expand an existing Delivery Point or add a new Delivery Point on the System, and if it is operationally feasible for Gatherer to do so, then Gatherer will expand the existing Delivery Point or construct the new Delivery Point. Producers will reimburse Gatherer for the costs and expenses associated with (i) the expansion of an existing Delivery Point to the extent the expansion is not otherwise required by Section 2.2(b) above and (ii) the construction of the interconnection and

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

facilities necessary for the new Delivery Point. Gatherer may expand an existing Delivery Point or construct a new Delivery Point with greater capacity than that requested by Producers, and, if Gatherer does so, the additional increased capacity will be allocated by the Gatherer at its discretion and Gatherer and Producers will share in the costs and expenses associated with the expansion of an existing Delivery Point or construction of the new Delivery Point in proportion to the capacity requested by each Party. Producers will be entitled to Priority 1 Service at any new or expanded Delivery Point in the proportion of the costs and expenses reimbursed to Gatherer for the construction and interconnection of any new or expanded Delivery Point to the total costs of construction of the expanded or new Delivery Point, and, if Gatherer curtails Priority 1 Service at that Delivery Point, then Dedicated Gas will be curtailed (a) in the case of a new Delivery Point, in the same proportion of costs and expenses paid by Producers relative to the total costs and expenses of that Delivery Point and (b) in the case of an expanded Delivery Point, (i) in accordance with Section 5.6 as to the capacity for that Delivery Point immediately prior to the expansion and (ii) in the same proportion of costs and expenses paid by Producers relative to the total costs and expenses of the expanded capacity of that Delivery Point.

(e)	Gatherer will operate all equipment necessary to effect deliveries to Downstream Transporter at the Delivery Points, unless otherwise approved by Producers, with such approval not to be unreasonably withheld.

(f)	When new Delivery Points are added, Gatherer will revise Exhibit B to include the new Delivery Points.

3.	PRESSURE; UNIFORM RATES OF FLOW.

3.1	MAOP. Producers will not deliver, and Gatherer will not be required to accept, any Gas for which the delivery pressures exceed the maximum allowable operating pressures for the System, which, as of the date of this Contract, is ** PSIG. Gatherer will notify Producers as soon as is reasonably practicable if the maximum allowable operating pressures for the System change and of the reason for the change. Producers may dispute a change to the maximum allowable operating pressures by Gatherer.

3.2	Target Pressure.

(a)	Gatherer will endeavor to maintain pressure at the Receipt Points across the System at ** PSIG (“Target Pressure”). Gatherer will design all well pad connections for Additional Wells to allow Dedicated Gas to flow from them at the Target Pressure at a maximum of ** MMCF/Day for each such pad, provided the System can support a pressure drop on the pad connection pipeline of ** PSIG per mile. If Producers request a reduction in the Target Pressure, the Parties will negotiate in good faith to establish new Target Pressure or Pressures, with associated fees to be paid by Producers, and Gatherer will thereafter maintain pressure at the Receipt Points across the System at the new Target Pressure or Pressures subject to the terms of the Parties’ negotiated agreement.

(b)

The Parties recognize that the Target Pressure may increase on a System lateral where Gatherer connects one or more Additional Wells. Producers will cooperate with Gatherer to manage the timing of connections to and deliveries of Gas from Additional Wells to the associated System lateral to minimize exceedances of the Target Pressure, and Gatherer will be excused from any liability to Producers for pressure-related issues that arise as a result of Producers’ failure or inability to do so. Gatherer will cooperate

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

with Producers to manage the timing of connections to and deliveries of Gas from third party wells to the associated System lateral to minimize exceedances of the Target Pressure.

3.3	Uniform Rates of Flow. The Parties recognize the desirability of maintaining a uniform rate of flow of Gas to the System over each twenty-four (24) hour period of each Day throughout each Month. Producers agree to use commercially reasonable efforts to regulate their producing schedules so that the Dedicated Gas will be made available to Gatherer’s System at as uniform a rate of flow as is reasonably practicable throughout each Day and Month.

4.	SERVICES AND PRODUCERS’ RESERVED CAPACITY

4.1

Services. Gatherer will connect the Dedicated Gas within the Dedication Area, accept it at each Receipt Point, dehydrate it, treat it for H2S and CO2 as and to the extent specified in Section 5.1(b) of the General Terms, compress it, and redeliver it each Day to the Delivery Points, all as set forth in this Contract (“Services”).

4.2	Commingling. Dedicated Gas will constitute part of the Gas supply in the System from all sources connected to it, and Gatherer has the right to commingle Dedicated Gas with Gas owned by other Persons.

4.3	Sales of Drip Liquids. Producers acknowledge that certain reductions in volumes of Dedicated Gas will occur due to shrinkage from Drip Liquids in the System, and such reductions attributable to Drip Liquids will be shared and allocated among Producers and other third parties whose Gas is gathered on the System in proportion to the C5+ constituents contained in the Gas delivered by each such shipper on the System. Those allocations will be based on the most recent quality analysis available to Gatherer for the Gas. Producers will retain the right to all Drip Liquids collected on the System by Gatherer and allocated to Producers. To the extent reasonably practicable, Gatherer will provide advance notice to Producers from time to time of the quantities of Drip Liquids collected on the System attributable to Dedicated Gas that are available for removal by Producers or their contractor to allow up to 72 hours for Producers or their contractor to collect the available Drip Liquids. Upon receipt of notice from Gatherer, Producers will cause their Drip Liquids to be collected and removed from Gatherer’s tanks by the date specified in Gatherer’s notice, at Producers’ sole cost, risk, and expense and if they do not, Gatherer will either contact Producers’ Drip Liquids purchaser directly to remove Producers’ Drip Liquids from Gatherer’s tanks, or sell them to a third party and remit to Producers the proceeds from the sales, net of any reasonable costs incurred by Gatherer in connection with the removal and sale. Measurement of Producers’ allocated share of Drip Liquids will be based on measurements made by Producers’ Drip Liquids purchaser.

5.	PRODUCERS’ RESERVED CAPACITY.

5.1	Producers’ Reserved Capacity. Producers will be entitled to daily Priority 1 Service on the System up to **% of the volumes shown in Exhibit F (“Reserved Capacity”), as those volumes may be adjusted under Sections 5.3, 5.4 and 5.5, divided by 365 (but calculated pro rata for 2012) (“Maximum Daily Quantity” or “MDQ”), except that (i) Producers’ daily Priority 1 Service on the Converse System on any Day will be **% of the MDQ (“Converse MDQ”) and (ii) Producers’ daily Priority 1 Service for Dedicated Gas flowing on the 24-inch pipeline segment connecting the Converse System to the North DeSoto System on any Day will be the amount, if any, by which ** MMCF exceeds the confirmed and flowing Dedicated Gas volumes on the North DeSoto System on that Day (“Cross-Flow MDQ”).

5.2	Additional Cross-Flow. If Producers’ volume forecast provided to Gatherer reasonably shows (consistent with Producers’ drilling activity in the Dedication Area) that aggregate deliveries of

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Dedicated Gas to Receipt Points on the North DeSoto and Converse Systems will exceed **/Day, then Gatherer, at Gatherer’s sole cost and expense, will commence and diligently complete construction of a second 24-inch pipeline connecting the Converse System to the North DeSoto System. Upon completion of this second 24” pipeline, the Cross-Flow MDQ on each Day will be the amount, if any, by which ** MMCF exceeds the confirmed and flowing Dedicated Gas volumes on the North DeSoto System on that Day. Producers will not pay a Capacity Surcharge on any increase in the Cross-Flow MDQ.

5.3	Additional Priority 1 Service. Producers may request in writing that Gatherer provide additional Priority 1 Service on the System above the MDQ (with a corresponding increase in the Reserved Capacity) in increments of ** MMCF/Day for a minimum term of ** years. If the ** MMCF/Day incremental increase in the MDQ is in effect:

(a)	after the MVC Period and for Monthly Volumes below **% of the Base Volume Forecast, then, commencing at the end of the MVC Period, Producers will pay $**/MMBTU (in 2012 unescalated fees) on total Monthly Volume below **% of the Base Volume Forecast for each ** MMCF/Day incremental increase in the MDQ requested by Producers (“Capacity Surcharge”) or

(b)	during the MVC Period or after the MVC Period for Monthly Volumes above **% of the Base Volume Forecast, then the Parties will agree upon the incremental volume commitment needed to justify the expansion without an increase in the Contract Fee.

Upon receipt of any request for expansion under this Section 5.3 (and if Section 5.3(b) above is applicable, upon reaching agreement as provided in Section 5.3(b)), Gatherer will commence and diligently complete, at Gatherer’s sole cost and expense, the construction and installation of the equipment and facilities necessary to provide such additional Priority 1 Service, including any additional capacity necessary at existing Delivery Points. This additional Priority 1 Service will commence on, and the Capacity Surcharge will be incurred from, the first Day of the Month following the date on which Gatherer provides written notice to Producers that Gatherer has completed the construction and installation of these facilities and equipment on the System.

5.4	Adjustments to Reserved Capacity. After the end of the MVC Period, the Reserved Capacity may be adjusted as follows:

(a)	If the quantity of Dedicated Gas delivered to the System in a Year is less than **% of the Reserved Capacity for that Year, then Gatherer, at its option, may elect to reduce the Reserved Capacity for the remainder of the Initial Term by the same amount that the delivered quantity of Dedicated Gas is below **% of the Reserved Capacity in that Year divided by **%, with a corresponding reduction in the Base Volume Forecast.

(b)	If the quantity of Dedicated Gas delivered to the System in a Year is greater than **% of the Reserved Capacity for that Year, then, to the extent Priority 1 Service is available, Producers, at their option, may elect to increase the Reserved Capacity for the remainder of the Initial Term by the same amount that the delivered quantity of Dedicated Gas is above **% of the Reserved Capacity in that Year divided by **%, with a corresponding increase in the Base Volume Forecast.

5.5	Release of Reserved Capacity. At any time, Gatherer may request that Producers release a portion of the Reserved Capacity. If Producers agree to do so, then, during the term of the release, the MVC will be reduced by the product of the capacity Producers agree to release and the MVC Percentage (“MVC Reduction Amount”) and the Base Volume Forecast will be reduced by the amount of capacity released by Producers. Producers will have no MVC Deficiency Payment obligation to Gatherer for the MVC Reduction Amount during the term of the release and the reduced Base Volume Forecast will be used to calculate the Contract Fee in Section 6.1(b) during the term of the release.

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

5.6	Curtailment and Release.

(a)	Gatherer will not curtail Dedicated Gas up to the Cross-Flow MDQ on the 24-inch pipeline segment connecting the Converse System to the North DeSoto System until all other shippers have been curtailed. Additionally, Gatherer will not curtail Dedicated Gas up to the MDQ or the Converse MDQ, as a result of having insufficient capacity on the System for all Priority 1 shippers caused by Gatherer subscribing Priority 1 Service on the System to other shippers, and Gatherer will reasonably consider System capacity when subscribing third party shippers. Any curtailments of Priority 1 Service will be accomplished as follows (i) during the Month in which curtailment begins, ratably based on each shipper’s most recent confirmed nomination for Priority 1 Gas prior to such curtailment (any new or increased nominations from such shipper on the curtailed System will not be accepted or confirmed by Gatherer for the remainder of the Month during the curtailment), and (ii) if the curtailment continues into the next Month, then each such shipper’s share of capacity for each Month after the Month in which the curtailment occurred on the System will be determined ratably based on each such shipper’s most recent confirmed nomination prior to the curtailment; provided that, if a new well that is capable of producing Gas dedicated to the System is connected to the System after such curtailment and such shipper desires to deliver Gas from the new well into the System, then such shipper may make reasonable nominations for its share of Gas from the new well, and those nominations will be deemed to have been made in the most recent confirmed nomination prior to the curtailment.

(b)	If the Dedicated Gas is interrupted or curtailed on the System for any reason, including suspension of Service pursuant to Sections 9.1 or 9.2 of the General Terms, Gatherer will temporarily release all of the Dedicated Gas so affected for the duration of the interruption or curtailment. Each Producer may resume deliveries of such Producer’s Dedicated Gas to Gatherer at either of the following times, in Producers’ sole discretion: (i) the end of the interruption or curtailment, or (ii) the first Day of the second Month immediately following the end of the interruption or curtailment.

(c)	If Dedicated Gas within the MDQ (including any additional Priority 1 Service agreed to pursuant to Section 5.3 (Additional Priority 1 Service)) is interrupted or curtailed on the System for more than ** Days in any 365-Day period, other than interruptions or curtailments by Gatherer that are (i) excused by the terms and conditions of this Contract, (ii) attributable to Producers, and/or (iii) attributable to a Downstream Transporter, then the Dedicated Gas volumes so affected will be permanently released from the Contract upon the written request of Producers.

6.	CONTRACT FEE

6.1	As full consideration for all services to be performed by Gatherer under Section 4.1 of this Contract, Producers will pay to Gatherer each Month an amount equal to (i) the Monthly Volume for the preceding Month multiplied by (ii) a fixed fee per MMBTU (“Contract Fee”) that equals:

(a)	During the MVC Period, $**/MMBTU (in 2012 unescalated fees).

(b)	After the expiration of the MVC Period and until the expiration of the Initial Term, a fee per MMBTU to be determined as follows and including Third Party Credit Volume in the Monthly Volume solely for the purpose of determining the applicable fee tier pursuant to this Section 6.1(b):

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(i)	If the Monthly Volume is equal to the Base Volume Forecast, $**/MMBTU (in 2012 unescalated fees); if the Monthly Volume is at or below **% of the Base Volume Forecast, $**/MMBTU (in 2012 unescalated fees); if the Monthly Volume is below the Base Volume Forecast but above **% of the Base Volume Forecast, an amount which will interpolate between $**/MMBTU and $**/MMBTU (in 2012 unescalated fees); if the Monthly Volume is above the Base Volume Forecast but below **% of the Base Volume Forecast, an amount which will interpolate between $**/MMBTU and $**/MMBTU (in 2012 unescalated fees); and if the Monthly Volume is at or above **% of the Base Volume Forecast, $**/MMBTU (in 2012 unescalated fees) for that portion of the Monthly Volume which totals **% of the Base Volume Forecast and $**/MMBTU (in 2012 unescalated fees) for any additional Monthly Volume above **% of the Base Volume Forecast.

(ii)	By way of example, if the Monthly Volume for a given month is **% of the Base Volume Forecast, the fee would be $**/MMBTU (in 2012 unescalated fees), calculated as follows:

Fee	=	(**-**)/(**-**) * $**/MMBTU + (**-**)/(**-**) * $**/MMBTU
	=	** * $**/MMBTU + ** * $**/MMBTU
	=	$**/MMBTU + $**/MMBTU
	=	$**/MMBTU (in 2012 unescalated fees)

Likewise, if the Monthly Volume for a given month is **% of the Base Volume Forecast, the fee would be $**/MMBTU (in 2012 unescalated fees), calculated as follows:

Fee	=	(**-**)/(**-**) * $**/MMBTU + (**-**)/(**-**) * $**/MMBTU
	=	** * $**/MMBTU + ** * $**/MMBTU
	=	$**/MMBTU + $**/MMBTU
	=	$**/MMBTU (in 2012 unescalated fees)

For further example, if the Monthly Volume for a given month is **% of the Base Volume Forecast, the fee would be $**/MMBTU (in 2012 unescalated fees), calculated as follows:

Fee	=	**/** * $**/MMBTU + (**-**)/** * $**/MMBTU
	=	$**/MMBTU + $**/MMBTU
	=	$**/MMBTU (in 2012 unescalated fees)

While if the Monthly Volume for a given month is **% of the Base Volume Forecast, the fee would be $**/MMBTU (in 2012 unescalated fees).

(c)	During any Renewal Term, a fee per MMBTU, determined for:

(i)

the first Renewal Term, as the average of the Contract Fees applicable to the thirty-six (36) Months immediately preceding the beginning of such Renewal Term, with such fees first escalated pursuant to Section 6.2 below, with the fees applicable to the Months from the year which is three (3) years back escalated three (3) times, the fees applicable to the Months from the year which is two (2)

Gas Gathering Contract – Page 9

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

years back escalated two (2) times, and the fees applicable to the Months from the year which is one (1) year back escalated one (1) time, so as to bring the historical fees used for the calculation current to the beginning of such Renewal Term; and

(ii)	each subsequent Renewal Term, if any, as the fee for the immediately preceding Renewal Term, escalated pursuant to Section 6.2 below.

6.2	The Contract Fees set out in Section 6.1 and the Capacity Surcharge set out in Section 5.3 will be escalated by 2.5% annually, commencing on January 1, 2013 and continuing until the end of the last Renewal Term.

6.3	In addition to the Contract Fees, Producers will pay (a) any Capacity Surcharge due under Section 5.3 (Additional Priority 1 Service) of this Contract and (b) after the end of each Year, any MVC Deficiency Payment due Gatherer under Section 1.6 (Minimum Volume Commitment) of this Contract for the previous Year following receipt of an invoice for any MVC Deficiency Payment due in accordance with Section 8.1 (“Statement”) of the General Terms.

6.4	The Contract Fee plus any Capacity Surcharge will not exceed $**/MMBTU (in 2012 unescalated fees) in any Month in which the Monthly Volume exceeds the Base Volume Forecast.

7.	TERM. This Contract will remain in effect for an initial term of twenty (20) years, beginning on the Effective Date and ending on June 30, 2032 (“Initial Term”), and will renew automatically for successive twelve (12) Month terms (“Renewal Term”) unless terminated by Producers or Gatherer by written notice to the other Party at least ninety (90) Days prior to the end of the Initial Term or any Renewal Term and provided that in no case will the term of this Contract exceed ninety-nine (99) years.

8.	SPECIAL PROVISIONS.

8.1	Fuel Caps and Electric Costs.

(a)	The cap on Fuel is **% of total Gas volumes compressed on the System per stage of compression performed (excluding volumes compressed by electric drive compressors) and the cap on L&U is **% of total Gas volume at the Receipt Points. If Fuel and L&U in the aggregate in any quarter year exceeds the aggregate cap (excluding fuel attributable to treating, flash gas, and vapor recovery compression) (a “Cap Exceedance”), then Gatherer will pay Producers the sum equal to the product of (a) Producers’ pro rata share of the volume of the Cap Exceedance, multiplied by (b) the Index Price per MMBTU within ninety (90) Days after the end of the calendar quarter.

(b)	Gatherer will bill Producers each Month for, and Producers will pay, Producers’ allocated portion of electric costs used for electric compression of Dedicated Gas, with the understanding that electric costs used for electric compression of Dedicated Gas each Month will neither be subject to a cap nor considered in determining whether there has been a Cap Exceedance.

8.2

Gas Lift Operations. At the written request of Producers, Gatherer will install, own, and operate meters and other necessary facilities, pipe, and equipment at any Dedicated Well pad on lands within the Dedication Area to deliver Dedicated Gas from the Dedicated Well pad or, if there is insufficient Dedicated Gas from the Dedicated Well pad, other Gas for Gas Lift Operations (collectively, “Gas Lift Facilities”). At Producers’ request, Gatherer will relocate the Gas Lift Facilities to another Dedicated Well pad as directed by Producers if it is no longer in use at an existing pad. Producers will, within thirty (30) Days of invoicing, reimburse Gatherer

Gas Gathering Contract – Page 10

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

for all costs incurred by Gatherer to install, operate, maintain, relocate, remove, and abandon any Gas Lift Facilities. Gatherer will not remove the meters at the Gas Lift Facilities without the prior written consent of Producers. Producers assume all risk of loss and liability for the Gas used for Gas Lift Operations. Each Day, Producers will adjust their nominations to specified Delivery Points such that the sum of the Receipt Point volumes for the System less the sum of measured Gas Lift Gas volumes in the System equals, as nearly as is practicable taking into account Fuel, L&U, and shrinkage due to Drip Liquids, the sum of the volumes at the delivery meters for the specified Delivery Points. If the sum of the Receipt Point volumes less measured Gas Lift Gas volumes is negative, then Producers will be required to purchase Gas of substantially the same quality as the Dedicated Gas in order to meet such deficits, or gas imbalances will be cashed out at the Index Price. For billing purposes, the volume at any Receipt Point (net of measured Gas Lift Gas volumes) will not be less than zero and Receipt Points will not be netted against others. Gas Lift Gas sourced from the pad will not be compressed, dehydrated, or treated by Gatherer and, accordingly, will not incur the Contract Fee.

8.3	Measurement Data.

(a)	Allocated Producers Data. Gatherer will make available to Producers, including through electronic access as available, information containing Producers’ previous Day’s volumes (in MMBTU) delivered to each Receipt Point, as well as daily Gas Lift Gas information for each Receipt Point. Gatherer will also provide Producers, including through electronic access as available, access to its preliminary daily measurement data for the Day that Dedicated Gas was actually received at each Receipt Point as allocated by the Dedicated Gas flow in MMBTU/Day to help Producers minimize Imbalances. All such information for a Day will be provided by Gatherer on or before forty-eight (48) hours after the end of such Day, unless Gatherer is unable to do so for reasons beyond its reasonable control, in which case Gatherer will provide Producers such data as soon as reasonably practicable under the circumstances.

(b)	Measurement Data. Gatherer will make available to Producers, including through electronic access as available, information containing the previous Day’s volumes (MMBTU) and a spot flow rate in MMBTU/Day at the time of the latest poll of the measurement station. All such information for a Day will be provided by Gatherer on or before two (2) hours after the end of such Day, unless Gatherer is unable to do so for reasons beyond its reasonable control, in which case Gatherer will provide Producers such data as soon as reasonably practicable under the circumstances.

8.4	Agency. For all purposes of this Contract, Producers appoint CEMI as their agent to receive and make all notices, invoices, payments, and other communications under this Contract from or applicable to Producers and to make, withhold, grant, and take all approvals, consents, decisions, and actions required or permitted of Producers under or in connection with this Contract. Gatherer will deal directly with CEMI for all matters under this Contract and will be fully protected, indemnified, and held harmless by Producers in acting in reliance upon any and all acts and things done or performed under this Contract by CEMI as Producers’ agent as fully and effectively as though Producers had done the same until Producers designate a different agent in writing to Gatherer. A Producer may, at any time, terminate CEMI as its agent in which event such Producer will notify Gatherer of the replacement agent, failing which Gatherer will be entitled to direct all notices and invoices to, and expect payment from, such Producer. If CEMI is terminated as agent for all Producers and a new agent is appointed and becomes subject to this Contract, or if CEMI no longer owns or Controls any Dedicated Gas or any Dedicated Properties, then CEMI will be relieved of any further liability under this Contract with respect to events, acts, or omissions arising after the effective date of the termination or the date CEMI no longer owns or Controls any Dedicated Gas or any Dedicated Properties.

Gas Gathering Contract – Page 11

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

8.5	Dedication Area Exchange.

(a)	If Producers wish to make a like-kind exchange of oil, gas, and mineral leases comprising Dedicated Properties (“Transferred Property”) for non-dedicated oil, gas, and mineral leases within the Dedication Area (“Received Property”) that have comparable Gas reserves, quantity, and quality as the Transferred Properties, and the Transferred Properties are not included in the Allocated Acreage for a Dedicated Well, then the Parties will discuss such proposed exchange. If Gatherer agrees to any such exchange, in its sole discretion, the Transferred Property will be released and no longer be Dedicated Properties, and the Received Property will then become Dedicated Properties.

(b)	If Gatherer does not agree to the proposed exchange, Producers may elect to exclude up to ** Net Acres of Received Properties from becoming Dedicated Properties under this Section 8.5, and the remainder of the Received Properties will become Dedicated Properties notwithstanding Gatherer’s rejection of the exchange.

[Signature Page Follows]

Gas Gathering Contract – Page 12

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Final Execution Version

IN WITNESS WHEREOF, the Parties have executed this Contract to be effective as of the Effective Date.

PRODUCERS		GATHERERS

Empress, L.L.C.		Louisiana Midstream Gas Services, L.L.C.

By:	/s/ Domenic J. Dell’Osso, Jr.	By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.	Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer	Title:	Executive Vice President and Chief Financial Officer

Chesapeake Louisiana, L.P.

By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief
Financial Officer

Chesapeake Operating, Inc.

By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

Chesapeake Energy Marketing, Inc.

By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Gas Gathering Agreement

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT A-1 – DEFINITIONS AND NOTICE INFORMATION

1.	DEFINITIONS AND INTERPRETATION.

The terms set forth below will have the meanings given to them below:

1.1	“Acceptable Letter of Credit” means one or more direct-pay, irrevocable, standby letters of credit (i) issued by Union Bank, N.A., Wells Fargo Bank, National Association, The Royal Bank of Scotland plc, or BNP Paribas, or (ii) from a major U.S. commercial bank or a foreign bank with a U.S. branch office in either case having a credit rating of at least “**” (or its equivalent successor rating) from Standard & Poor’s Corporation or “**” (or its equivalent successor rating) from Moody’s Investor Services, Inc.

1.2	“Additional Wells” has the meaning given to it in Section 2.5(a) of the General Terms.

1.3	“Adjusted MVC” has the meaning given to it in Section 1.6(c) of the Base Contract.

1.4	“Adequate Assurance of Performance” has the meaning given it in Section 8.4 of the General Terms.

1.5	“Affiliate” means, with respect to a particular Person, any other Person who is Controlled by, under common Control with, or in Control of, such particular Person. For purposes of this definition, Gatherer will not be considered an Affiliate of any Producer or any of their other Affiliates and neither Producers nor any of their Affiliates will be considered an Affiliate of Gatherer.

1.6	“Allocated Acreage” means, with respect to each Dedicated Well, either: (a) the conservation or other statutory unit formed for such Dedicated Well; (b) in the absence of a conservation or other statutory unit, the contractual pooled unit, if any, formed for such Dedicated Well; or (c) in the case of a Dedicated Well drilled, operated, and produced on a lease basis in the absence of a conservation or other statutory unit or a contractual pooled unit, the maximum quantity of acreage surrounding such Dedicated Well required under the well spacing, density, or prorationing rules and regulations promulgated by the governmental authority having jurisdiction and applicable to such Dedicated Well.

1.7	“Annual Volume” means the aggregate sum of Monthly Volumes for a Year.

1.8	“Applicable Formations” means the Haynesville Shale Formation and the Bossier Shale Formation.

1.9	“BCF” means one billion (1,000,000,000) Cubic Feet of Gas.

1.10	“BTU” means one (1) British Thermal Unit, which is the amount of heat energy needed to raise the temperature of one avoirdupois pound of water from 58.5 degrees Fahrenheit to 59.5 degrees Fahrenheit at a constant pressure of 14.73 PSIA.

1.11	“Base Contract” means the Gas Gathering Contract executed by the Parties that incorporates this Exhibit A-1 and the General Terms and the other Schedules and Exhibits by reference.

1.12	“Base Volume Forecast” means the volumes shown on the attached Exhibit C that correspond to the years shown on that exhibit, as those volumes may be adjusted pursuant to Section 5.4 of the Base Contract.

1.13

“Bossier Shale Formation” means that interval encompassing the formation commonly known as the Bossier Shale formation or its stratigraphic equivalent typically lying at a sub-surface depth between 12,000 feet and 15,000 feet, with primary reference made to any particularized definition or description of the Bossier zone or formation made by the State of Louisiana Office

Exhibit A-1 – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

of Conservation for the relevant well, lease, unit or field, as may be amended from time to time. The Bossier zone or formation typically lies below the Cotton Valley zone or formation and above the Haynesville zone or formation and, for purposes of this Contract, is considered separate from any similarly situated Haynesville zone or formation which may lie below the Bossier zone or formation. This definition of Bossier Shale Formation specifically excludes any sub-surface interval defined as the Cotton Valley zone or formation, with primary reference made to any particularized definition or description of the Cotton Valley zone or formation made by the State of Louisiana Office of Conservation for the relevant well, lease, unit or field, as may be amended from time to time.

1.14	“Business Day” means any Day except Saturday, Sunday, or any Federal Reserve Bank holiday.

1.15	“Cap Exceedance” has the meaning given to it in Section 8.1 of the Base Contract.

1.16	“Capacity Surcharge” has the meaning given to it in Section 5.3 of the Base Contract.

1.17	“CEMI” has the meaning given to it in the preamble of the Base Contract.

1.18	“Change of Control” means (i) as to any Producer an event that causes such Producer to cease to be Controlled by Chesapeake Energy Corporation; provided that an event that causes Chesapeake Energy Corporation to be Controlled by another Person will not constitute a Change of Control and (ii) as to Gatherer an event that causes Gatherer to no longer be Controlled by Access Midstream Partners, L.P.; provided that an event that causes Access Midstream Partners, L.P. to be Controlled by another Person will not constitute a Change of Control.

1.19	“Claims” means, collectively, all claims, losses, liabilities, damages, fines, penalties, costs, or expenses, including reasonable attorneys’ fees and court costs.

1.20	“COI” has the meaning given to it in the preamble of the Base Contract.

1.21	“Connection Deadline” has the meaning given to it in Section 2.5(b) of the General Terms.

1.22	“Contract” has the meaning given to it in the preamble of the Base Contract.

1.23	“Contract Fee” has the meaning given to it in Section 6.1 of the Base Contract.

1.24	“Control” or “Controlled” means (a) with respect to a Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise and (b) with respect to Gas, Gas owned by Persons other than Producers or their Affiliates, and produced from the Dedicated Properties through Dedicated Wells during the period that one or more of Producers or their Affiliates has the contractual right (pursuant to a marketing, agency, operating, unit or similar agreement) to market or deliver such Gas. “Controlled” will have a correlative meaning.

1.25	“Converse MDQ” has the meaning given to it in Section 5.1 of the Base Contract.

1.26	“Converse System” has the meaning given to it in Section 1.7 of the Base Contract.

1.27	“Cross-Flow MDQ” has the meaning given to it in Section 5.1 of the Base Contract.

1.28	“Cubic Foot of Gas” or “Cubic Foot” means the amount of Gas necessary to fill one cubic foot of space at a base pressure of fourteen and seventy-three hundredths (14.73) PSIA and at a base temperature of sixty degrees Fahrenheit (60°F).

Exhibit A-1 – Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

1.29	“Curtailed Volume” means Monthly Volumes (or portion thereof) and Third Party Credit Volume that would have been delivered to a Receipt Point but for Gatherer’s interruption or curtailment of Gas, as such volumes are reasonably determined by Gatherer based on historical production data and the Type Curve. The term “Curtailed Volume” does not include any Gas included in the terms “Force Majeure Volume” or “Maintenance Suspension Volume.”

1.30	“Day” means a period beginning at 9:00 a.m. Central Time and ending at 9:00 a.m. Central Time on the following calendar day, or any other 24-hour period designated by Gatherer to conform to any Downstream Transporter’s nomination procedures.

1.31	“Dedicated Gas” has the meaning given to it in Section 1.1(c) of the Base Contract.

1.32	“Dedicated Properties” has the meaning given to it in Section 1.1(b) of the Base Contract.

1.33	“Dedicated Wells” has the meaning given to it in Section 1.1(d) of the Base Contract.

1.34	“Dedication Area” has the meaning given to it in Section 1.1(a) of the Base Contract.

1.35	“Delayed Connection” has the meaning given to it in Section 2.5(c) of the General Terms.

1.36	“Delayed Connection Volume” means Monthly Volumes (or portion thereof) and Third Party Credit Volume that would have been delivered to a Receipt Point from an Additional Well between the Connection Deadline, as extended under Section 2.5(b) of the General Terms, for the Additional Well and the date on which the Additional Well actually is connected by Gatherer, as such volumes are reasonably determined by Gatherer based on historical production data and the Type Curve. The term “Delayed Connection Volume” does not include any Gas included in the term “Force Majeure Volume.”

1.37	“Delivery Points” has the meaning given to it in Section 2.2 of the Base Contract.

1.38	“Downstream Transporter” means the pipeline or pipelines into which Dedicated Gas moved under the Contract will be delivered at the Delivery Points.

1.39	“Drip Liquids” means all distillates, condensate, and other hydrocarbon liquids that are collected by Gatherer between the Receipt Points and the Delivery Points.

1.40	“EBB” has the meaning given to it in Section 3.3 of the General Terms.

1.41	“Effective Date” has the meaning given to it in the preamble of the Base Contract.

1.42	“EFM” has the meaning given to it in Section 7.2 of the General Terms.

1.43	“Equivalent Quantities” means the quantity of Gas, in MMBTU, received by Gatherer from Producers at the Receipt Points (net of any measured Gas Lift Gas volumes), less the Fuel, L&U, and shrinkage due to Drip Liquids collected on the System.

1.44	“Force Majeure” has the meaning given to it in Section 9.1(b) of the General Terms.

1.45	“Force Majeure Volume” means Monthly Volumes (or portion thereof) and Third Party Credit Volume that would have been delivered to a Receipt Point but for Gatherer’s suspension of performance due to Force Majeure affecting Gatherer under Section 9.1 of the General Terms, as such volumes are reasonably determined by Gatherer based on historical production data and the Type Curve. The term “Force Majeure Volume” does not include any Gas included in “Delayed Connection Volume.”

1.46	“Fuel” means Gas used by Gatherer to operate compressors, dehydrators, treaters, and related equipment and facilities on the System.

Exhibit A-1 – Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

1.47	“Gas” means a mixture of hydrocarbons and noncombustible gases in a gaseous state consisting primarily of methane.

1.48	“Gas Lift Gas” means Gas used for the sole purpose of Gas Lift Operations for a Dedicated Well.

1.49	“Gas Lift Facilities” has the meaning given to it in Section 8.2 of the Base Contract.

1.50	“Gas Lift Operations” means operations to inject Gas near the bottom of a Dedicated Well to aerate and lighten the liquids column and increase production of liquids from such Dedicated Well.

1.51	“Gatherer” has the meaning given to it in the preamble of the Base Contract.

1.52	“General Terms” has the meaning given to it in the preamble of the Base Contract.

1.53	“Gross Heating Value” means the total calorific value (expressed in BTU’s) obtained by the complete combustion, at constant pressure, of the amount of Gas which would occupy a volume of one Cubic Foot at a temperature of 60°F, and at a reference pressure equal to 14.73 PSIA and under standard gravitational force (980.665 cm per second per second) with air of the same temperature and pressure as the Gas, when the products of combustion are cooled to the initial temperature of the Gas and air and when the water formed by combustion is condensed to the liquid state. The Gross Heating Value so determined will be corrected assuming saturation at flowing conditions, expressed in Btu per Cubic Foot and reported at the constant base pressure of 14.73 PSIA; provided, however, that if the water vapor content of the Gas delivered is 7 pounds or less per one million (1,000,000) Cubic Feet, the Gas will be assumed to be dry. The BTU’s contained in hydrogen sulfide or other non-hydrocarbon components will be excluded in any calculation of the number of BTU’s contained in Gas under this Contract.

1.54	“Haynesville Shale Formation” means that interval encompassing the formation commonly known as the Haynesville Shale formation or its stratigraphic equivalent typically lying at a sub-surface depth between 10,000 feet and 14,000 feet, with primary reference made to any particularized definition or description of the Haynesville zone or formation made by the State of Louisiana Office of Conservation for the relevant well, lease, unit or field, as may be amended from time to time. The Haynesville zone or formation typically lies below the Cotton Valley zone or formation and above the Smackover zone or formation and, for purposes of this Contract, is considered separate from any similarly situated Bossier zone or formation which may lie above the Haynesville zone or formation. This definition of Haynesville Shale Formation will specifically exclude any sub-surface interval defined as the Cotton Valley zone or formation, with primary reference made to any particularized definition or description of the Cotton Valley zone or formation made by the State of Louisiana Office of Conservation for the relevant well, lease, unit or field, as may be amended from time to time.

1.55	“Imbalance” means the Equivalent Quantities minus Producers’ Scheduled Nomination at the Delivery Points for the same time period.

1.56	“Initial Term” has the meaning given to it in Section 7 of the Base Contract.

1.57	“Index Price” means the index price for Columbia Gulf Transmission Co. - Mainline where Mainline is the Index price found in Inside FERC’s Gas Market Report for the applicable Month, under the headings “Prices of Spot Gas Delivered to Pipelines (in US$/MMBTU),” “**”, or if such Index price is no longer published, any Index price generally accepted within the industry and mutually agreeable to the Parties.

1.58	“L&U” means Producers’ pro rata share of the MMBTU, or MMBTU equivalent, of Gas for any non-Fuel system loss, including, but not limited to, variation in line pack, measurement inaccuracy, blowdowns, vents, and line losses.

Exhibit A-1 – Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

1.59	“MCF” means one thousand (1,000) Cubic Feet of Gas.

1.60	“MMCF” means one million (1,000,000) Cubic Feet of Gas.

1.61	“MDQ” or “Maximum Daily Quantity” has the meaning given to it in Section 5.1 of the Base Contract.

1.62	“MVC” means in the year 2013, 115,773 BBTU of Dedicated Gas; in the year 2014, 226,179 BBTU of Dedicated Gas; in the year 2015, 371,635 BBTU of Dedicated Gas; in the year 2016, 439,447 BBTU of Dedicated Gas; and in the year 2017, 391,404 BBTU of Dedicated Gas.

1.63	“MVC Deficiency Payment” has the meaning given to it in Section 1.6(b) of the Base Contract.

1.64	“MVC Reduction Amount” has the meaning given to it in Section 5.5 of the Base Contract.

1.65	“MVC Percentage” means **% in 2013, **% in 2014 and 2015, and **% in 2016 and 2017.

1.66	“MVC Period” means January 1, 2013 to December 31, 2017.

1.67	“MMBTU” means one million (1,000,000) BTU.

1.68

“Maintenance Suspension Volume” means Monthly Volumes (or portion thereof) and Third Party Credit Volume that would have been delivered to a Receipt Point but for Gatherer’s suspension of performance due to maintenance and repair under Section 9.2 of the General Terms for more than 5 Days in a Month, but includes only those volumes which would have been delivered after the 5th Day, as such volumes are reasonably determined by Gatherer based on historical production data and the Type Curve.

1.69	“Mansfield System” has the meaning given to it in Section 1.7 of the Base Contract.

1.70	“Month” means a period beginning at 9:00 a.m. on the first calendar Day of a calendar month and ending at 9:00 a.m. on the first calendar Day of the next succeeding calendar month.

1.71	“Monthly Volume” means in any Month: (a) Dedicated Gas (measured in MMBTU) delivered by Producers to any Receipt Point under this Contract (net of Gas Lift Gas (measured in MMBTU)), plus (b) Gas (measured in MMBTU) (i) either (A) owned by Producers, (B) Controlled by Producers as of the date of this Contract, or (C) Controlled by Producers after the date of this Contract pursuant to a firm marketing agreement with a primary term of not less than ** Months and (ii) delivered by Producers to any Receipt Point (net of Gas Lift Gas (measured in MMBTU)) from wells excluded from Producers’ dedication pursuant to Section 1.2(d) of the Base Contract.

1.72	“Net Acres” means, as computed separately with respect to each lease covering acreage dedicated to this Contract, (a) the number of gross acres in the lands covered by such lease, multiplied by (b) the undivided percentage interest in hydrocarbons in the Applicable Formations covered by such lease in such lands, multiplied by (c) the working interest of any Producer in the lease.

1.73	“Non-Conforming Gas” means any Gas tendered by Producers at any Receipt Point that does not conform to the requirements of Section 5.1(a) of the General Terms.

1.74	“North DeSoto System” has the meaning given to it in Section 1.7 of the Base Contract.

1.75	“Participant” has the meaning given to it in Section 1.4 of the Base Contract.

1.76	“Party” or “Parties” has the meaning given to it in the preamble of the Base Contract.

Exhibit A-1 – Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

1.77	“Person” means any individual, partnership, limited partnership, joint venture, corporation, limited liability company, estate, custodian, trustee, executor, administrator, nominee, representative, unincorporated organization, sole proprietorship, trust, employee benefit plan, tribunal, governmental entity, department or agency or other entity.

1.78	“Priority 1 Service” means the highest level of service for each of gathering, compression, dehydration and treating on the System and delivery to the Delivery Points.

1.79	“Priority 2 Service” means the level of service for each of gathering, compression, dehydration, and treating on the System and delivery to the Delivery Points that is secondary only to Priority 1 Service on the System.

1.80	“Producers” has the meaning given to it in the preamble of the Base Contract.

1.81	“PSIA” means pounds per square inch absolute.

1.82	“PSIG” means pounds per square inch gauge.

1.83	“Receipt Points” has the meaning given to it in Section 2.1 of the Base Contract.

1.84	“Renewal Term” has the meaning given to it in Section 7 of the Base Contract.

1.85	“Reserved Capacity” has the meaning given to it in Section 5.1 of the Base Contract.

1.86	“Royalties” has the meaning given to it in Section 4.3 of the General Terms.

1.87	“Scheduled Nomination” has the meaning given to it in Section 3.3 of the General Terms.

1.88	“Services” has the meaning given to it in Section 4.1 of the Base Contract.

1.89	“System” has the meaning given to it in Section 1.7 of the Base Contract.

1.90	“Subject Gas” has the meaning given to it in Section 1.1(c) of the Base Contract.

1.91	“Target Pressure” has the meaning given to it in Section 3.2(a) of the Base Contract.

1.92	“Third Party Credit Volume” means (a) third party Gas (measured in MMBTU) not Controlled by Producers or their Affiliates, produced from Dedicated Wells as to which Producer is not the operator, that is delivered to Gatherer at a Receipt Point (net of Gas Lift Gas (measured in MMBTU)), multiplied by the fees paid to Gatherer by those third parties and then divided by the Contract Fee that would have been applicable to such Gas had it been delivered as Dedicated Gas under this Contract, plus (b) any third party Gas (measured in MMBTU) not Controlled by a Producer or their Affiliates, produced from Dedicated Wells as to which a Producer is the operator, that is delivered to Gatherer at a Receipt Point (net of Gas Lift Gas (measured in MMBTU)). For the avoidance of doubt, no Dedicated Gas will be included in Third Party Credit Volume.

1.93	“Type Curve” means the applicable production curve shown on the attached Exhibit G or, if more current, the then-current production curve being used in the ordinary course by Producers consistent with Producers’ volume forecast methodology and provided to Gatherer.

1.94	“Year” means, unless the context provides otherwise, the period of time from and after January 1 of a calendar year through December 31 of the same calendar year.

In this Contract (a) definitions in the singular also import the plural, and vice-versa, where the context requires; (b) references to time will be construed as referring to the time prevailing at the Receipt Points unless otherwise specified (for example, the definition of Day); (c) “including” will mean including by way of example,

Exhibit A-1 – Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

and not of limitation; (d) the headings to the various Sections are included for convenience of reference only and will have no effect on, or be deemed as a part of the text of, this Contract; (e) references to “person(s)” includes corporations and other legal or juristic entities recognized as having an existence in law; and (f) references to “Sections” will be construed as references to Sections of this Contract and not to those of any other document unless the context states otherwise; and (g) in the event of an inconsistency or conflict between the General Terms and the provisions of Section 8 (Special Provisions) of the Base Contract, the provisions of the Section 8 (Special Provisions) will prevail.

2.	NOTICES, INVOICES AND PAYMENTS.

Notices, invoices, and payments will be sent to the Parties as follows:

Notices

Producers		Gatherer

Name: Address: Attention: Phone: Fax:	Chesapeake Energy Marketing, Inc. 6100 North Western Avenue Oklahoma City, OK 73118 CEMI Contract Administration (405) 935-8000 (405) 849-0034	Name: Address: Attention: Phone: Fax:	Louisiana Midstream Gas Services, L.L.C. 525 Central Park Drive Oklahoma City, OK 73105 Contract Administration (405) 935-8429 (405) 849-8429

Invoices and Payments

Name: Address: Attention: Phone: Fax:	Chesapeake Energy Marketing, Inc. 6100 North Western Avenue Oklahoma City, OK 73118 CEMI Contract Administration (405) 935-8000 (405) 849-0034	Name: Address: Attention: Phone: Fax: Email:	Louisiana Midstream Gas Services, L.L.C. 525 Central Park Drive Oklahoma City, OK 73105 Contract Administration (405) 935-7161 (405) 849-7161 CMGasAccounting@chk.com

Exhibit A-1 – Page 7

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT A-2 – GENERAL TERMS AND CONDITIONS

1.	INCORPORATION OF GENERAL TERMS.

These General Terms are incorporated into and are part of the Contract.

2.	CONSTRUCTION AND OWNERSHIP OF FACILITIES AND CONNECTION OF ADDITIONAL WELLS.

2.1	Producers’ Facilities. Producers, at their sole cost and expense, will, as to all Dedicated Wells, construct, install, maintain, and operate any and all facilities and equipment necessary for the proper, safe, and efficient operation of the Dedicated Wells and to enable Producers to make delivery of the Dedicated Gas to Gatherer at the Receipt Points for the Dedicated Wells (such equipment to include the valves and fittings necessary to permit Gatherer to make its connection at the Receipt Points for separate wellhead gas and flash gas where applicable and pressure relief valves to protect equipment from excessive delivery pressures) in accordance with this Contract. Producers will not be required to install or maintain compression facilities to enable Dedicated Gas to be delivered to a Receipt Point.

2.2	Gatherer’s Facilities. Gatherer, at its sole cost and expense, will construct, install, maintain, and operate any and all facilities and equipment, including, but not limited to, treating, measurement and dehydration, necessary to accept Dedicated Gas at the well pad location of each Receipt Point and will deliver Equivalent Quantities of Dedicated Gas at each Delivery Point in accordance with this Contract.

2.3	Ownership. All material and equipment furnished and installed by Gatherer will remain the property of Gatherer, and all material and equipment furnished and installed by Producers will remain the property of Producers. Each Party will have the right to remove equipment installed by it within a reasonable time after termination of this Contract.

2.4	Right of Way.

(a)	Upon written request from Gatherer, Producers will grant Gatherer the right to lay and maintain lines and install equipment, according to Producers’ then-current construction standards, on leases from which Dedicated Gas is produced that are necessary for the receipt of the Dedicated Gas, and Gatherer or Gatherer’s designee will have the right of free entry thereon during the term of this Contract; but (i) only to the extent Producers’ leases or rights so permit, and (ii) only to the extent Gatherer’s activities on the relevant lands do not unreasonably interfere with Producers’ operations, in Producers’ sole discretion. If it becomes necessary to relocate Gatherer’s pipeline and equipment, in the sole discretion of Producers, Gatherer will relocate such pipeline and equipment at Gatherer’s sole cost and expense. Gatherer will indemnify, release, defend and hold harmless Producers and their Affiliates from any and all claims arising out of or incident to Gatherer’s use of such lands pursuant to this Section 2.4(a), WITHOUT REGARD TO WHETHER THE ACT, OCCURRENCE, OR CIRCUMSTANCE GIVING RISE TO ANY SUCH INDEMNIFICATION OBLIGATION IS THE RESULT OF THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY, BREACH OF DUTY (STATUTORY OR OTHERWISE), OR OTHER FAULT OF OR VIOLATION OF ANY LAW BY ANY SUCH INDEMNIFIED PERSON OR ENTITY, PROVIDED THAT NO SUCH INDEMNIFICATION WILL BE APPLICABLE TO THE EXTENT OF ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PERSON OR ENTITY.

(b)

Gatherer will grant Producers the right to lay and maintain water lines and install related equipment, according to Gatherer’s then-current construction standards, on rights of way owned by Gatherer within the Dedication Area that are necessary for Producers’ operations related to the Dedicated Gas, and Producers or their designee will have the

Exhibit A-2 – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

right of free entry thereon during the term of this Contract, but, (i) only to the extent Gatherer’s rights so permit, and (ii) only to the extent Producers’ activities on the relevant lands do not unreasonably interfere with Gatherer’s operations in Gatherer’s sole discretion. If it becomes necessary to relocate Producers’ pipeline and equipment, in the sole discretion of Gatherer, Producer will relocate such pipeline and equipment at Producers’ sole cost and expense. Producers will indemnify, release, defend and hold harmless Gatherer and its Affiliates from any and all claims arising out of or incident, to Producers’ use of such rights of way pursuant to this Section 2.4(b), WITHOUT REGARD TO WHETHER THE ACT, OCCURRENCE, OR CIRCUMSTANCE GIVING RISE TO ANY SUCH INDEMNIFICATION OBLIGATION IS THE RESULT OF THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY, BREACH OF DUTY (STATUTORY OR OTHERWISE), OR OTHER FAULT OF OR VIOLATION OF ANY LAW BY ANY SUCH INDEMNIFIED PERSON OR ENTITY, PROVIDED THAT NO SUCH INDEMNIFICATION WILL BE APPLICABLE TO THE EXTENT OF ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PERSON OR ENTITY.

2.5	Additional Wells.

(a)

On or before the 15th Day of each Month, Producers, if a Producer or an Affiliate of a Producer is the well operator, will provide to Gatherer a report that provides: (i) good faith estimates of the expected spud dates, rig release dates, and dates for connection to the System of Dedicated Wells during the ** Month period following the Month in which the report is provided (“Additional Wells”), with the understanding that if data for ** Months is not available, Producers will provide as much data as is available and will provide the additional data as soon as it is available and with the further understanding that in no event will Producers provide the required information for less than ** Months following the Month in which the report is provided; (ii) the location of each of the Additional Wells and their respective pads; and (iii) actual dates of the commencement of operations which occurred in the immediately prior Month.

(b)	Gatherer will use commercially reasonable efforts to connect each Additional Well to the System on or before the Day that such Additional Well is ready to commence production, and in any event, will connect such Additional Well to the System on or before the Day that is the later of (i) ** Days (in the case of a well within ** miles of the existing System) or ** Days (in the case of a well more than ** miles from the existing System) after delivery by Producers of written notice to Gatherer to proceed with connection or (ii) ** Days after the date the well is capable of flowing (“Connection Deadline”). The Connection Deadline for an Additional Well will be extended for each Day that Producers’ operations interfere with Gatherer’s ability to connect the Additional Well, in whole or in part.

(c)	If Gatherer fails to meet the Connection Deadline during the MVC Period, then Producers, as their sole remedy, will be entitled to a delay in their obligations with respect to the MVC as provided in Section 1.6(c) of the Base Contract for Delayed Connection Volume. If Gatherer fails to meet the Connection Deadline after the MVC Period and its failure is not excused by Force Majeure or Section 9.2 of these General Terms (a “Delayed Connection”), then Producers will, as their sole remedy (other than a release pursuant to the last sentence of this Section 2.5(c)), be entitled to a penalty for each Delayed Connection equal to $** per Day for the first 15 Days, $** per Day for Day 16 thru 30, $** per Day for Day 31 thru 45, and $** for every Day thereafter, up to a cap of $**. If a Delayed Connection continues for ** Days, the affected Additional Well and the Gas produced from it will be permanently released from this Contract.

(d)	Notwithstanding Section 2.5(c) above, if Gatherer fails to meet the Connection Deadline due to Force Majeure or as excused pursuant to Section 9.2 of these General Terms for

Exhibit A-2 – Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

an Additional Well, then Producers will have the right to request that Gatherer connect up to ten (10) Additional Wells that have been so delayed to a third party pipeline. Upon receipt of such a request, Gatherer will connect each of those Additional Wells to the third party pipeline, so long as and provided that the capital expenditures and other costs to be incurred by Gatherer to make the third party connection are not more than the capital expenditures and other costs estimated by Gatherer to connect the Additional Well to the System. Once and if connected, Producer will pay the Contract Fee to Gatherer for Monthly Volumes delivered through the connection to the third party pipeline.

(e)	If Gatherer connects an Additional Well and the Additional Well does not flow for at least ** during the ** year period after the connection has been completed, then Producers will reimburse Gatherer for all costs and expenses associated with the connection to that Additional Well, including, without limitation, the direct, out-of-pocket cost of any pipe and measurement, treating or compression facilities installed by Gatherer in connection with the Additional Well and, in such event, at Producers’ request, Gatherer will assign title to Producer to all pipe, measurement, treating and compression facilities and other equipment for which Gatherer received reimbursement from Producer on an “as is, where is” basis.

3.	DOWNSTREAM TRANSPORTERS, NOMINATIONS AND PRIORITY.

3.1	Responsibility. Producers will have the sole responsibility for delivering the Dedicated Gas to the Receipt Points. Gatherer will have the sole responsibility for accepting the Dedicated Gas from the Receipt Points and delivering Equivalent Quantities to the Delivery Points.

3.2	Transport Rules. The Parties recognize that Gatherer must coordinate its actions with those of the Downstream Transporters. Accordingly, the Parties will negotiate in good faith to modify the provisions of this Contract through an amendment in order to implement standards adopted by the Downstream Transporters after the Effective Date or to otherwise harmonize the provisions of this Contract with the operating procedures, conditions, rules and tariffs of any Downstream Transporter.

3.3

Gas Nominations. At or before 11:00 a.m. on the Business Day before the earliest first-of-Month nomination deadline for all Downstream Transporters, or 3 Days before the next Month, whichever is earlier, Producers will submit to Gatherer a nomination via Gatherer’s electronic bulletin board (“EBB”), or when such EBB is unavailable, via email, specifying in MMBTU the quantity of Gas Producers propose to deliver to each Receipt Point and Delivery Point during the next Month. The nomination will include: (a) Producers’ name(s) and Gatherer’s contract number; (b) the daily quantity of Gas to be delivered to Gatherer at each Receipt Point; (c) the quantity of Gas to be delivered by Gatherer to each Delivery Point and further designating the quantity of Gas for which Priority 1 Service is requested and the quantity for which Priority 2 Service is requested; (d) start and end dates for such nominations; and (e) all upstream and downstream shipper codes associated with such nominations. The aggregate quantity listed on Producers’ Receipt Point nominations will, as nearly as is practicable taking into account Gas Lift Gas volumes, Fuel, L&U, and shrinkage due to Drip Liquids, the sum of the specified delivery meters for the System, equal the aggregate quantity listed on Producers’ Delivery Point nominations each Day. If Gatherer determines that there exists sufficient capacity on the System to permit Producers’ nomination to be accepted at the Receipt Points and delivered at the Delivery Points, Gatherer will confirm Producers’ nominated quantity by email or facsimile (in each case, a “Scheduled Nomination”); otherwise Producers will revise their prevailing nomination. Producers will be entitled to revise their Scheduled Nomination for the remainder of a Month at any time during such Month, subject to capacity availability on the System and on the systems of the Downstream Transporters. Any revision to the Scheduled Nomination will be effective with such notice as will be necessary in order for the Downstream Transporter to take the revised nominations into account. If any discrepancy exists between Producers’ Scheduled Nomination and the quantity confirmed by the Downstream Transporter at any Delivery Point,

Exhibit A-2 – Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

then Gatherer will notify Producers and Producers will be responsible for correcting the discrepancy and will timely re-nominate the corrected quantity. In the event that the discrepancy is not resolved on a timely basis, Producers’ Scheduled Nomination will be deemed to be equal to the lesser of the delivery quantity nominated by Producers or the quantity confirmed by the Downstream Transporter. Notwithstanding anything herein to the contrary, Gatherer will not be obligated to provide service on any Day on which Producers do not make a timely and properly matched nomination pursuant to the procedures in this Contract.

3.4	Maintain Balance. Producers will be responsible for the marketing, scheduling, nominating, and nomination adjustments required each Month with the Downstream Transporter. Producers will use commercially reasonable efforts to keep all Imbalances to a minimum and will not intentionally create or fail to avoid any Imbalances in order to take advantage of changes in the market price of Gas. Gatherer will be entitled to manage its receipts from and deliveries to Producers so as to keep any Imbalances as near to zero (0) as practicable, in its sole discretion. Imbalances will be carried over from Month to Month. If Downstream Transporter requires Gatherer to cash out Imbalances or imposes a penalty for any Imbalance, then Producers will pay to Gatherer, or receive from Gatherer, Producers’ pro rata share of the Imbalance cash-out amount and penalty. If the Downstream Transporter requires Gatherer to resolve Imbalances by in-kind balancing, then Producers will adjust Producers’ nomination to comply with Downstream Transporter’s requirements.

4.	TAXES AND ROYALTIES.

4.1	Charges. Producers will pay or cause to be paid, and agree to indemnify, defend, and hold Gatherer harmless from and against the payment of, all taxes, fees, charges, or impositions of every kind and character with respect to Dedicated Gas and the handling thereof prior to receipt thereof by Gatherer at the Receipt Points and after redelivery thereof by Gatherer at the Delivery Points. Subject to Section 4.2, Gatherer will pay or cause to be paid all taxes, fees, charges, or impositions, if any, imposed upon Gatherer for the activity of gathering Dedicated Gas after receipt at the Receipt Point and prior to redelivery thereof by Gatherer at the Delivery Points.

4.2	Taxes and Assessments. Producers will reimburse Gatherer for Producers’ allocable share of any new, additional, increased, or subsequently applicable taxes, assessments, fees or other charges implemented or imposed after the Effective Date that are lawfully levied on or paid by Gatherer with respect to its performance under this Contract or on any part of the System, including any such assessments, fees or other charges arising from any carbon tax or cap and trade law, rule or regulation adopted after the Effective Date but excluding any income taxes and any real or personal property or other ad valorem taxes imposed on the System. Producers’ allocable share of any such amounts will be based on the ratio that Producers’ Dedicated Gas (expressed in MMBTU) received at the Receipt Points in the State or States in which such amounts are imposed bears to the total volume of Gas (expressed in MMBTU) received at all System receipts points in such State or States, in each case during the applicable period for which such taxes, assessments, fees or other charges are incurred or imposed, as the case may be. To the extent that any of Gatherer’s activities pursuant to this Contract produce or result in the generation of or otherwise qualify for any emission reduction credits or emission offset credits or bonus emission allowances (collectively, “Greenhouse Gas Credits”) and Producers have paid for an allocable share of the costs of such activities pursuant to this Section 4.2, then Producers will be entitled to receive, and Gatherer will obtain and convey to Producers, its allocable share of any such Greenhouse Gas Credits, to the extent permitted by applicable law. Gatherer will, as soon as practicable, notify Producers following Gatherer obtaining knowledge of any increase in or any new taxes, assessments or fees or other charges in order to afford Producers the opportunity to contest any such charges and Gatherer agrees to cooperate with Producers in the event Producers elect to do so.

4.3	Royalties. As between the Parties, Producers are responsible and liable for the payment of all royalties, overriding royalties, bonus payments, production payments, payments for interests in

Exhibit A-2 – Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

production, and other payments due on production in any way relating to or concerning the Dedicated Gas (“Royalties”). Gatherer will have no responsibility or liability for, and, as between the Parties, Producers assume full responsibility and liability for all Royalties, and will indemnify, defend, and hold Gatherer harmless from any and all Claims of any kind or character concerning Royalties.

5.	QUALITY.

5.1	Specifications.

(a)	The Gas delivered by Producers to Gatherer at each Receipt Point (i) will be commercially free of objectionable odors, dust, rust, gum, gum forming constituents, free liquids, corrosion inhibitors, chemicals, treating chemicals, antifreeze agents, and all matters (other than those which comply with the specifications stated in clause (iii) below) that might adversely affect its merchantability or Gatherer’s or Downstream Transporter’s pipeline facilities; (ii) will not contain any substance (other than those which comply with the specifications stated in clause (iii) below) that is determined to be, or that would be classified as a contaminant or hazardous waste or substance under the Resource Conservation and Recovery Act, 42 U.S.C. Section 1857, et seq., as amended from time to time, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., as amended from time to time, and the regulations issued thereunder, including, but not limited to, 40 C.F.R. Parts 302 and 355, together with any other applicable state or federal environmental, health, or safety standards; and (iii) will conform to the most stringent quality specifications of any Downstream Transporter, other than with respect to water vapor, carbon dioxide and hydrogen sulfide, which are addressed in Section 5.1(b) below.

(b)	Except as provided in this Section 5.1(b) or in Section 5.1(c) below, Gatherer will not treat Gas delivered by Producers and will have no obligation to deliver Gas which fails to meet the specifications of any Downstream Transporter. Provided Producers deliver Gatherer Gas conforming to the quality specifications of this Section 5.1, Gatherer will deliver Equivalent Quantities of Gas to each Delivery Point in accordance with Producers’ nominations and in compliance with each Downstream Transporter’s specification. Gatherer will treat Gas delivered by Producers to reduce water vapor to seven (7) pounds per MMCF, the carbon dioxide content to 2%, and the hydrogen sulfide to 4 ppm of hydrogen sulfide or less; provided, however, that Gatherer’s obligation to so treat is contingent on Producers’ delivery to it, on an average volume-weighted basis, of Gas that does not exceed ** ppm of hydrogen sulfide and **% for carbon dioxide at the North DeSoto Receipt Points, and ** ppm for hydrogen sulfide and **% for carbon dioxide at the Converse Receipt Points. If Dedicated Gas exceeds those specifications, the Parties may negotiate a fee for Gatherer to provide any additional treating services necessary to reduce the carbon dioxide or hydrogen sulfide to the levels required above or another mutually-agreeable level.

(c)	If any Downstream Transporter adopts quality specifications required at any Delivery Point that are more stringent than the specifications at which Gatherer is delivering Gas to the Downstream Transporter, Gatherer will provide an estimate to Producers of the cost to install any additional facilities necessary to enable Gatherer to meet the Downstream Transporter’s specifications for Producers’ Gas. If Producers agree to reimburse Gatherer for the incremental costs and expenses associated with those additional facilities, Gatherer will construct, install and operate the additional facilities.

5.2	Non-Conforming Gas.

(a)	If Gatherer is aware that Producers have tendered Non-Conforming Gas at any Receipt Point, Gatherer will notify Producers of the Non-Conforming Gas as soon as is

Exhibit A-2 – Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

reasonably practicable. Gatherer may, in addition to exercising any remedies available to it (including those provided by Sections 6.2 and 6.3 of these General Terms), refuse to accept delivery of Non-Conforming Gas; provided that, other than with respect to hydrogen sulfide, Gatherer will use commercially reasonable efforts to blend the Non-Conforming Gas with other Gas in its System so that it meets the applicable specifications. If the Non–Conforming Gas cannot be brought into compliance with blending, then Gatherer will, subject to Section 6.2 of these General Terms, continue to accept and redeliver the Non-Conforming Gas to any Delivery Points that will accept it, so long as Gatherer, in its reasonable discretion, determines that no harm will be done to the System, no harm will be done to other shippers on the System or their Gas, and no other shipper will be prevented from nominating Gas to its preferred Delivery Point.

(b)	If Gatherer determines that the blending option described above is not feasible, then Producers may: (i) request Gatherer to bring such Gas into conformity with applicable specifications, upon the Parties mutually agreeing on the fees to be paid by Producers to Gatherer for that service; or (ii) install any necessary equipment upstream of the Receipt Point in order to bring the Non-Conforming Gas into conformity in accordance with this Contract.

(c)	The acceptance by Gatherer of Gas that does not meet the specifications of this Section will not be deemed a waiver of its right to require future deliveries to conform to said specifications, nor does the acceptance, knowing or unknowing, of Non-Conforming Gas constitute a waiver for any claim for damage, defense, or indemnity resulting from accepting, or otherwise caused by, Non-Conforming Gas, except that if Gatherer knowingly accepts Non-Conforming Gas, then Producers will not be liable for any claim for damage to Gatherer’s System resulting from the Non-Conforming Gas. Producers’ indemnity to Gatherer in Section 6.2 of these General Terms will remain in effect in respect of any damage to third parties resulting from the Non-Conforming Gas, whether or not Gatherer knowingly accepts the Non-Conforming Gas.

(d)	Producers will be responsible for payment to Gatherer for their allocable share of the third party costs incurred and paid by Gatherer for handling and disposal of associated saltwater and other objectionable liquids (excluding liquids collected during normal routine pigging operations) if Producers deliver those liquids into the System, with all such costs being allocated among all shippers on the System on a Monthly basis based on the quantities of Gas delivered by each shipper to the System during that Month compared to the total quantities of Gas delivered by all shippers to the System during that Month.

6.	REPRESENTATION, WARRANTY, INDEMNITY, TITLE, RESPONSIBILITY FOR INJURY.

6.1	Dedicated Gas. Producers represent and warrant that, with respect to the Gas tendered by Producers at any Receipt Point, they have and that they will have, at the time of Gatherer’s receipt of Gas at the Receipt Points, to the best of their knowledge, complied with all applicable environmental, health, and safety statutes and regulations. Producers warrant that they will have, at the time of Gatherer’s receipt of Gas at the Receipt Points, good title to or the full right and authority to tender such Gas to Gatherer free and clear of any liens, encumbrances, and claims that will have an adverse impact on Gatherer. Title to the Gas (except for Fuel and L&U, for which title will pass at the Receipt Points) will remain with Producers. Producers will indemnify Gatherer and hold it harmless from any and all Claims related to the foregoing and claims of any and all persons to the Gas delivered pursuant to this Contract at the Receipt Points.

6.2

Producer Responsibility. Other than Claims for damage to Gatherer’s System resulting from Non-Conforming Gas that Gatherer knowingly accepted (as provided in Section 5.2(c) of these General Terms), Producers will be responsible and pay for any and all Claims caused by,

Exhibit A-2 – Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

resulting from, or attributable to any Non-Conforming Gas, including, but not limited to, the costs associated with the cleanup and repair of the System and the facilities of others affected by such Non-Conforming Gas. Except as provided in the immediately preceding sentence, Producers will release, defend, indemnify, and hold Gatherer, its Affiliates, and its and their officers, employees, and agents harmless from and against any and all Claims arising from personal injury, death, damage, pollution or contamination, or violation of or the need to comply with any applicable law, regulation, or other legal requirements, caused by, resulting from, or attributable to Non-Conforming Gas; WITHOUT REGARD TO WHETHER THE ACT, OCCURRENCE, OR CIRCUMSTANCE GIVING RISE TO ANY SUCH INDEMNIFICATION OBLIGATION IS THE RESULT OF THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY, BREACH OF DUTY (STATUTORY OR OTHERWISE), OR OTHER FAULT OF OR VIOLATION OF ANY LAW BY ANY SUCH INDEMNIFIED PERSON, PROVIDED THAT NO SUCH INDEMNIFICATION WILL BE APPLICABLE TO THE EXTENT OF ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PERSON.

6.3	Possession and Control. Under this Contract, Producers will be in exclusive control and possession of the Gas until such Gas has been received by Gatherer at the Receipt Points and after redelivery of the Gas by Gatherer to Producers at the Delivery Points. Under this Contract, Gatherer will be in exclusive control and possession of the Gas between the Receipt Points and Delivery Points. The Party that is in exclusive control and possession of the Gas will be responsible for all injury, damage, pollution, or contamination, or violation of or the need to comply with any applicable law, regulation, or legal requirement caused thereby, except (a) to the extent attributable to the gross negligence or willful misconduct of the other Party and (b) with respect to Non-Conforming Gas (for which Producers will retain all liability arising from the Non-Conforming Gas except as provided in Sections 5.2(c) and 6.2 of these General Terms with regard to Gatherer’s knowing acceptance of Non-Conforming Gas). Further, but also subject to Section 6.2 of these General Terms, the Party having responsibility for Gas under the preceding sentences (except to the extent such Gas is Non-Conforming Gas, for which Producers retain all liability arising from the Non-Conforming Gas except as provided in Sections 5.2(c) and 6.2 of these General Terms with regard to Gatherer’s knowing acceptance of Non-Conforming Gas), will release, defend, indemnify, and hold the other Party, its Affiliates, and its and their officers, employees, and agents harmless from and against any and all Claims arising from (i) actual and alleged loss of Gas (other than Fuel and L&U, provided that this exclusion of Fuel and L&U will not prejudice the terms and conditions of Section 8.1 of the Base Contract addressing any applicable caps on Fuel and L&U); (ii) personal injury, death, damage, pollution or contamination, or violation of or the need to comply with any applicable law, regulation, or other legal requirements, caused by Gas deliverable under this Contract while such Gas was in the control and possession of the Party as set forth in this Section 6.3; or (iii) personal injury, death, damage, pollution or contamination, or violation of or the need to comply with any applicable law, regulation, or other legal requirements arising out of the Party’s facilities or operations; WITHOUT REGARD TO WHETHER THE ACT, OCCURRENCE, OR CIRCUMSTANCE GIVING RISE TO ANY SUCH INDEMNIFICATION OBLIGATION IS THE RESULT OF THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY, BREACH OF DUTY (STATUTORY OR OTHERWISE), OR OTHER FAULT OF OR VIOLATION OF ANY LAW BY ANY SUCH INDEMNIFIED PERSON, PROVIDED THAT NO SUCH INDEMNIFICATION WILL BE APPLICABLE TO THE EXTENT OF ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PERSON.

7.	MEASUREMENT.

7.1

Gas Measurement Equipment and Installation Requirements. For billing and payment purposes, the Gas received pursuant to this Contract at the Receipt Points will be measured by metering facilities installed, operated, and maintained by Gatherer or its designee. Gatherer will furnish and install at the Receipt Points a suitable meter or primary metering device and other ancillary devices as needed, such as transmitters and electronic flow measurement equipment

Exhibit A-2 – Page 7

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

of standard make and design commonly acceptable in the industry. Each new meter installed at the Receipt Points will be a meter acceptable in the industry and each meter at the Receipt Points will be fabricated, constructed, installed, and operated in accordance with the requirements of applicable industry provisions at a minimum, but not limited to the following standards:

(a)	Orifice Measurement - American Gas Association (“AGA”) Report Number 3, dated 2000 or the most recent edition as soon as practicable.

(b)	Turbine Measurement - AGA Report Number 7, dated 1996 or the most recent edition as soon as practicable.

(c)	Positive Measurement - American National Standards Institute B109.2, dated 2000 or the most recent edition as soon as practicable.

(d)	Ultrasonic Measurement - AGA Report Number 9, dated 2003 or the most recent edition as soon as practicable.

(e)	Coriolis Measurement - AGA Report Number 11, dated 2003 or the most recent edition as soon as practicable.

7.2	Gas Quantity Determination. Gas quantities at the Receipt Points will be calculated by Gatherer using electronic flow measurement equipment (“EFM”) for Gas that is designed, installed, and operated as described in American Petroleum Institute Report Number 21, Part 1, Flow Measurement using Electronic Metering Systems, most recent edition (“API 21.1”). As new editions of API 21.1 are released, pre-existing EFM equipment will be grandfathered unless updates and enhancements are mutually agreed to by the Parties. Any existing Circular Chart Recorders used as secondary measurement devices are grandfathered, and Gatherer will use industry practices and standards for the integration and processing of volume, pressure and temperature. All fundamental constants, observations, records, calculations, and procedures involved in the determination and/or verification of the quantity and other characteristics of Gas measured hereunder at the Receipt Points will be in accordance with the applicable provisions as outlined in the “Gas Measurement and Installation Requirements” section in these General Terms, or by any other method commonly used in the industry and mutually acceptable to the Parties. Factors required in the computations of Gas delivered hereunder at the Receipt Points will be determined in the following manner:

(a)	Temperature. For the installation of all new meters installed during the term of this Contract, the temperature of Gas flowing through each meter will be measured using a continuous temperature recording system. In the event that a pre-existing meter was installed without a temperature recording device, Producers may request, and Gatherer will install, at Producers’ expense, equipment (a RTD, new meter tube, etc.) to achieve continuous temperature measurement. If a meter does not have a temperature recording device, Gatherer will use an average temperature derived from similarly situated meter installations in the same geographic area.

(b)	Base Pressure. The base pressure that will be used for all Gas measurement under this Contract will be fourteen and seventy-three hundredths (14.73) PSIA.

7.3	Atmospheric Pressure. The average absolute atmospheric will be assumed to be the pressure value as reasonably determined for each meter location pursuant to generally accepted practices such as from published local data or by calculating from a local elevation. If the pressure transmitter being used is capable of measuring actual atmospheric pressure, then actual atmospheric pressure may be used by Gatherer.

Exhibit A-2 – Page 8

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(a)	Water Vapor Correction. The volume and total energy content will be adjusted by Gatherer if the water vapor of the Gas is determined or assumed to be greater than seven (7) pounds of water vapor per MMCF. This “As Delivered” total energy will include corrections as outlined in GPA 2172-09 or latest edition (as soon as practicable) and will be considered saturated at flowing conditions of temperature and pressure.

(b)	New Measurement and Gas Quality Technologies. If at any time a new industry accepted method or technique is developed with respect to Gas measurement or quality or the determination of the factors used in such Gas measurement or quality, such new method or technique may, if mutually agreed by both Parties, be substituted.

7.4	Gas Quality Determination. Tests for oxygen, carbon dioxide, sulfur, and hydrogen sulfide content of the Gas delivered pursuant to this Contract will be made as often as deemed necessary by Gatherer, by means commonly used and accepted in the industry. Gas Analysis Samples will be taken by Gatherer at the time of meter inspection and verification or at more frequent periods as agreed. These samples will be used to determine the heating value and specific gravity to be used in computations in the measurement of Gas until the next regular test, or until changed by special test. For the purpose of determining initial heating value, all BTUs determined will be based upon dry water vapor content at the same base pressure and base temperature conditions. No heating value will be credited for BTU’s attributable to hydrogen sulfide or other non-hydrocarbon components. All heating values must be applied to the calculated volumes at the same base pressure. Any adjustments to MMBTU or quality based on water vapor condition will be performed as outlined in the “Water Vapor Correction” section in the Standards for Gas Measurement Computations in these General Terms. Unless otherwise supported by a representative extended gas analysis, Gatherer will assume that C6+ components from a Gas analysis sample are broken down as follows: 60% normal Hexane, 30% normal Heptane, and 10% normal Octane. Gatherer will sample and determine the Gross Heating Value, relative density, and compressibility by utilizing the latest edition of the following industry standards:

(a)	Gas Processors Association (“GPA”) 2166, Obtaining Natural Gas Samples for Analysis by Gas.

(b)	GPA 2261, Analysis for Natural Gas and Similar Gaseous Mixtures by Gas Chromatography.

(c)	GPA 2145, Physical Constants for Paraffin Hydrocarbons and Other Components of Natural Gas.

(d)	GPA 2172, Calculation of Gross Heating Value, Relative Density, and Compressibility of Natural Gas Mixtures from Compositional Analysis.

(e)	AGA Report Number 8, Compressibility Factors of Natural Gas and Other Related Hydrocarbon Gases.

Gatherer will sample the flowing Gas stream utilizing one of the following methods:

(a)	On-line Chromatography - If this method is utilized, an industry accepted Gas chromatograph with full audit and error logging must be used, and maintained and calibrated by qualified personnel.

(b)	Accumulated Sample (also known as Composite Sample) - If this method is utilized, the application of Gas quality in the volume calculation will be the time period mutually agreeable to both Parties and will be valid until the next sample is obtained.

Exhibit A-2 – Page 9

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(c)	Spot Sample - If this method is utilized, the application of Gas quality in the volume calculation will be the time period mutually agreeable to both Parties and will be valid until the next sample is obtained. Samples for the first Month of flow (first flow sample) will be applied from the date of first Gas flow until the next sample is obtained. Spot sampling will be performed at a minimum of the same frequency of inspection and verification and the frequency will be determined based upon the average daily flow rate at the Receipt Point as outlined in the “Meter Inspection and Verification” section of these General Terms.

(d)	Upon mutual agreement of the Parties, other types of BTU per cubic foot measuring devices may be installed and operated, and the Gross Heating Value will be computed in accordance with the manufacturer’s instructions for same and consistent with industry-accepted practices for transmission BTU per cubic foot measurement.

7.5	Meter Inspection and Verification. All meters at the Receipt Points will be inspected and verified for accuracy by Gatherer, ensuring that the meter inspection and verification frequency is in compliance with regulatory requirements and industry standards. All testing equipment will be provided by Gatherer at Gatherer’s expense. Notification of scheduled inspections and verifications will be made to all interested Parties and reasonable effort will be made to accommodate each Party’s schedule; however, inspection and verification by Gatherer will proceed at the scheduled time regardless of attendees. If either Party, at any time, desires a special test of any of the meters at the Receipt Points, the Party will promptly notify the other Party, and the Parties will then cooperate to secure a test and a joint observation of any adjustments, and the meter will then be adjusted to accuracy. The costs of special tests will be borne by the requesting Party unless the meter is found to be more than two percent (2%) in error, in which case Gatherer will pay the costs. Gatherer will give Producers notice of the time of all regular tests of its meters and other tests at the Receipt Points, sufficiently in advance to allow Producers to have their representative present. Frequency will comply with any regulatory requirements but, at a minimum, will be based on the following schedule, depending on the average daily flow of the meter:

Yearly	Less than 1,000 MCFD

Semi-Annual	Between 1,000 and 5,000 MCFD

Quarterly	Between 5,000 and 20,000 MCFD

Monthly	Greater than 20,000 MCFD

7.6	Measurement Equipment Inaccuracy.

(a)	Errors Less Than to 2%. If, upon any test, the measurement equipment at a Receipt Point in the aggregate is found to be in error by less than two percent (2%), previous recordings of such equipment will not be adjusted by the amount of the error, but such equipment will be adjusted to a condition of accuracy.

(b)	Errors Greater Than or Equal to 2%. If, upon any test, the metering equipment at a Receipt Point in the aggregate is found to be inaccurate by two percent (2%) or greater, registration thereof or any payment based upon such registration will be corrected to the date of such inaccuracy which is definitely known or agreed upon, or if not known or agreed upon, then for a period extending back one-half of the time elapsed since the previous calibration, using the order of preference set forth in the section “Measurement Equipment Out of Service or Repair” in these General Terms. Following any test, measurement equipment found inaccurate will be adjusted to a condition of accuracy.

7.7	Measurement Equipment Out of Service or Repair. If the measurement equipment at a Receipt Point is found to be measuring inaccurately and the amount of Gas delivered cannot be ascertained or computed from the reading, then the Gas delivered will be estimated and agreed upon by the Parties based on the best data available, using the first available of the following:

(a)	The registration of any check meter or meters if installed and accurately registering;

Exhibit A-2 – Page 10

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(b)	The correction of the errors, if the percentage of error is ascertainable by meter calibration, test, or mathematical calculation; and

(c)	The estimation based on comparison of the quantity of deliveries with deliveries during preceding periods under similar conditions when the meter was registering accurately.

7.8	Check Meters and Data Sharing. Producers may, at their option and sole expense, install, maintain, and operate check meters at the Receipt Points of a suitable type and other equipment to check Gatherer’s meters; provided, however, that such check meters and other equipment will be installed so as not to interfere with the operation of any of Gatherer’s facilities. Gatherer will purchase dual pressure tap meter fittings for facilitation of Producers installed piggyback check measurement. Producers will have limited access to Gatherer’s EFM equipment for each Receipt Point to read flowing variables, flow rates, accumulated volume and other generally accepted readings available for external EFM display. If a second set of pressure taps are not available on an existing meter, on a case by case basis, Gatherer may allow sharing of primary element taps for piggybacked EFM equipment on Gatherer’s primary meter device and may allow an electronic signal or communication device to access a communication port. Producers will also have the right to access, for monitoring purposes, data at Gatherer’s Receipt Point meters for the Dedicated Gas by way of a Supervisory Control and Data Acquisition system, so long as the same does not interfere with Gatherer’s meters or other portions of the System. Additionally, at Producers’ or CEMI’s request, Gatherer will provide an electronic monthly volume statement of all gross volumes by Receipt Point meter.

7.9	Witnessing and Inspection. Gatherer and Producers will have limited access to each other’s measuring equipment at all times during business hours, but the reading, calibrating, and adjustment thereof will be done only by the employees or agents of Gatherer and Producers, respectively, as to meters or check meters so installed pursuant to this Contract (provided that nothing in this sentence will be deemed a limitation of Producers’ right to measurement data provided elsewhere in this Contract). Either Party will have the right to be present at the time of any installing, reading, cleaning, changing, repairing, inspecting, calibrating or adjusting done in connection with the equipment used in measuring Gas pursuant to this Contract at the Receipt Points. The original records from such measuring equipment will remain the property of their owner, but, upon request, either Party may request copies of measurement related records and calculations.

7.10	Records. EFM data, tests, and inspection records pertaining to measurement under this Contract will be retained for a period of two (2) years (or longer to the extent required by law) for the mutual use of the Parties. Original meter fabrication and specification records will be kept for the life of the meter.

7.11	Pulsation. Production equipment upstream of the Receipt Points will be designed and operated in a manner that will not interfere with acceptable measurement standards. If such interference is detected, Gatherer will notify Producers and they will have sixty (60) Days to correct, or cause to be corrected, the problems causing measurement errors due to pulsation, vibration, or harmonic wave distortion caused by compressors, pumps, or other production equipment upstream of the Receipt Points. Either Party will have the right to conduct pulsation or Square Root Error (SRE) tests on orifice meters as they deem prudent, at the testing Party’s sole risk and expense. Inaccuracies greater than or equal to one half of one percent (0.5%) SRE at typical operating conditions that are found to be the result of pulsation, vibration, or harmonic wave distortion caused by compressors, pumps, or other production equipment upstream of the Receipt Points will be corrected.

Exhibit A-2 – Page 11

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

8.	BILLING AND PAYMENT.

8.1	Statement. On or before the fifteenth (15th) Day of each Month, Gatherer will provide to Producers a statement showing, with respect to the previous Month:

(a)	Monthly Volume (in MMBTU) of Gas accepted from Producers at the Receipt Points;

(b)	the Third Party Credit Volume (in MMBTU) of Gas accepted by Gatherer at the Receipt Points;

(c)	the Equivalent Quantities redelivered at the Delivery Points;

(d)	the amount in dollars due from Producers to Gatherer under this Contract for treating and gathering of Gas accepted from Producers at the Receipt Points;

(e)	the amount in dollars of any other fees charged by Gatherer to Producers authorized pursuant to this Contract, including any MVC Deficiency Payment;

(f)	a statement showing Imbalances; and

(g)	reasonable supporting documentation for the matters set forth on the statement as reasonably requested in writing by CEMI or its successor agent, and, if so requested by CEMI or its successor agent, then such information will be included in all future statements.

Additionally, during the MVC Period, Gatherer will provide to Producers for each Year a statement showing Curtailed Volume, Delayed Connection Volume, Force Majeure Volume and Maintenance Suspension Volume, if any, for that Year and Gatherer will provide estimates of such volumes quarterly to the extent available.

8.2	Payment. Producers will make payment by wire transfer to Gatherer of all amounts due under Section 8.1 by the date that is twenty (20) Days following receipt of Gatherer’s statement. If Producers, in good faith, dispute the amount of any statement of Gatherer’s or any part thereof, Producers will pay Gatherer such amount, if any, that is not in dispute and will provide Gatherer written notice, no later than within 30 Days after the date that payment of such invoice would be due under this Section, of the disputed amount accompanied by supporting documentation acceptable in industry practice to support the disputed amount. If the Parties are unable to resolve such dispute, either Party may pursue any remedy available at law or in equity to enforce its rights under this Contract. If notice of a disputed invoice is not furnished to Gatherer by the date above, Producers will be deemed to have waived the right to dispute such invoice, subject to Producers’ rights under Section 8.3 below. If Producers fail to pay the undisputed amount of any statement rendered by Gatherer when such amount is due, interest will accrue on the unpaid balance from the date due until the date of payment at a rate equal to the lower of (a) the then-effective prime rate of interest published under “Money Rates” by The Wall Street Journal, plus two percent (2%) per annum; or (b) the maximum applicable lawful interest rate.

8.3	Audit. Each Party will have the right, at its own expense, at all reasonable times and during normal business hours, to examine the books and records of the other Party and its designees responsible for carrying out such Party’s obligations, to the extent necessary to verify the accuracy of any statement, charge, computation, or demand made under or pursuant to this Contract. Each Party agrees to keep, and agrees to cause its designees responsible for carrying out such Party’s obligations to keep, records and books of the account in accordance with generally accepted accounting principles and practices in the industry. Each statement will be final as to both Parties unless questioned in writing to the other Party within twenty-four (24) Months following receipt.

Exhibit A-2 – Page 12

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

8.4	Adequate Assurance of Performance. If (i) Producers fail to pay any amounts due under this Contract according to the provisions hereof and such failure continues for a period of ** Business Days after notice of such failure is provided to Producers or (ii) Gatherer has reasonable grounds for insecurity regarding the ability of Producers to pay any amounts due or to become due under this Contract or to meet any other financial obligation of Producers under this Contract, then Gatherer, by notice to Producers, may, singularly or in combination with any other rights it may have, demand Adequate Assurance of Performance by Producers. “Adequate Assurance of Performance” means at the option of Producers, advance payment in cash by Producers to Gatherer for Services to be provided under this Contract in the following Month, or delivery to Gatherer by Producers of an Acceptable Letter of Credit in an amount equal to not less than the aggregate proceeds due from Producers under the Contract for the prior two-Month period. If Producers fail to provide Adequate Assurance of Performance to Gatherer within ** Business Days after receipt of Gatherer’s Notice, then Gatherer will have the right to suspend or reduce all Services under this Contract without prior notice and without limiting any other rights or remedies available to it under this Contract or otherwise. If Gatherer is entitled to Adequate Assurance of Performance and exercises the right to suspend or reduce services under this Section 8.4, then Producers will not be entitled to take, or cause to be taken, any action under this Contract or otherwise against Gatherer for such suspension or reduction. Failure of Gatherer to exercise its right to suspend or reduce service as provided in this Section will not constitute a waiver by Gatherer of any rights or remedies Gatherer may have under the contract, applicable law, or otherwise.

9.	FORCE MAJEURE AND TEMPORARY SUSPENSION OF OBLIGATIONS.

9.1	Force Majeure.

(a)	Failure to Perform. Except with regard to a Party’s obligation to make payments due under this Contract, no Party will be liable to the other for failure to perform its obligations under this Contract to the extent such failure was caused by Force Majeure.

(b)	Definition of Force Majeure. “Force Majeure” will include acts of God, strikes, lockouts, or other industrial disputes or disturbances, acts of the public enemy, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, tornadoes, hurricanes, storms, and warnings for any of the foregoing which may necessitate the precautionary shut-down of wells, plants, pipelines, gathering systems (including the System), or other related facilities, floods, washouts, arrests, and restraints of governments and people, civil disturbances, explosions, sabotage, freezing of wells or lines of pipe, electric power shortages, necessity for compliance with any court order, or any law, statute, ordinance, regulation or order promulgated by a governmental authority having or asserting jurisdiction, inclement weather that necessitates extraordinary measures and expense to construct facilities or maintain operations, and any other event or cause, including mechanical failure, structural failure, breakage of or accident to machinery, lines of pipe, or wells, or the inability or failure of Downstream Transporter to receive Gas, not within the reasonable control of the Party claiming suspension, other than events subject to Section 9.2 below. “Force Majeure” will also include any event qualifying as aforesaid and occurring with respect to the facilities or services of either Party’s service providers providing a service or providing any equipment, goods, supplies, or other services or items necessary to the performance of such Party’s obligations under this Contract, but in each case only to the extent such event is not within the reasonable control of the affected Person.

(c)	Remedy of Event. No Party will be entitled to the benefit of the provisions of Force Majeure to the extent the Party claiming Force Majeure has failed to remedy the condition and to overcome the circumstances claimed to be Force Majeure and to resume the performance of such covenants or obligations with reasonable diligence and dispatch.

Exhibit A-2 – Page 13

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(d)	Strikes. Notwithstanding anything to the contrary in this Contract, the Parties agree that the settlement of strikes, lockouts or other industrial disturbances will be within the sole discretion of the Party experiencing such disturbance.

(e)	Notice. The Party whose performance is prevented by Force Majeure must provide notice to the other Parties. Initial notice may be given orally. Written notice with reasonably full particulars of the event or occurrence, as well as such Party’s plans for addressing the Force Majeure event, is required as soon as reasonably practicable. Upon providing written notice of Force Majeure to the other Parties, the affected Party will be relieved of its obligation, from the onset of the Force Majeure, to make or accept delivery and redelivery of Gas, as applicable, to the extent and for the duration of Force Majeure, and no Party will be deemed to be in breach of its obligations under this Contract to the extent that the fulfillment of such obligations is prevented by reason of an event of Force Majeure.

(f)	Remedy. If Gatherer suspends its performance of Services under this Contract due to an event of Force Majeure affecting Gatherer, then Producers, as their sole remedy, will be entitled to a delay in their obligations with respect to the MVC as provided in Section 1.6(c) of the Base Contract for Force Majeure Volume and to a temporary release of Force Majeure Volumes as provided by Section 5.6(b) of the Base Contract.

9.2	Other Excused Suspensions of Service.

(a)	In addition to Force Majeure, Gatherer also may temporarily suspend its performance of Services under this Contract without liability to Producers due to: (i) inspections, alterations, or repairs to any part of the System or any required relocations or modifications of pipelines and other equipment and facilities comprising part of the System necessary or desirable in the Gatherer’s judgment acting as a reasonably prudent operator; (ii) in those instances where Gatherer is required to obtain servitudes, rights-of-way, grants, surface rights, permits, or licenses to enable it to fulfill its obligations under this Contract, its inability to acquire, or delay in acquiring (at commercially reasonable cost and after the exercise of reasonable diligence) such servitudes, rights-of-way, grants, surface rights, permits, or licenses; and (iii) in those instances where Gatherer is required to furnish labor, materials, or supplies for the purpose of constructing or maintaining facilities or is required to secure permits or permissions from any governmental authority to enable it to fulfill its obligations under this Contract, its inability to acquire, or delays on its part of in acquiring (at commercially reasonable cost and after the exercise of reasonable diligence) the labor, materials, supplies, permits, and permissions.

(b)	Gatherer will provide notice to Producers if Gatherer’s performance is suspended by any event under Section 9.2(a). Initial notice may be given orally. Written notice with reasonably full particulars of the event or occurrence, as well as Gatherer’s plans for addressing the reason for the suspension, is required as soon as reasonably practicable. Upon providing written notice of the event to Producers, Gatherer will be relieved of its obligation, from the onset of the event, to accept delivery and make redelivery of Gas, to the extent and for the duration of the event; provided that Gatherer will not be entitled to the benefit of the provisions of this Section 9.2 to the extent Gatherer fails to commence or resume the performance of the Services subject to the suspension with reasonable diligence and dispatch.

10.	MISCELLANEOUS.

10.1

Contract Subject to Laws. This Contract is subject to all applicable state and federal laws and to all applicable orders, rules, and regulations of any governmental agency having jurisdiction. This Contract will be construed, enforced, and interpreted according to the laws of the State of

Exhibit A-2 – Page 14

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Texas, without regard to the conflicts of law rules thereof. To the extent that the rights of the Parties are not resolved by the Dispute Resolution Procedure attached as Exhibit E, each Party irrevocably submits to the jurisdiction of the courts of the State of Texas and the federal courts of the United States of America located in Dallas County, Texas over any dispute or proceeding arising out of or relating to this Contract or any of the transactions contemplated by this Contract, and each Party irrevocably agrees that all claims in respect of such dispute or proceeding will be heard and determined in such courts. Each Party irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the venue of any dispute arising out of or relating to this Contract or any of the transactions contemplated by this Contract brought in such court or any defense of inconvenient forum for the maintenance of such dispute or action. A judgment in any dispute heard in the venue specified by this Section may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. EACH PARTY HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS CONTRACT.

10.2	Delivery of Notices. All invoices and other communications made pursuant to this Contract will be in writing and will be made to the addresses specified in Exhibit A-1 or as otherwise specified in writing by the respective Parties from time to time. Notices will be deemed to have been served when received on a Business Day, or on the Business Day first following receipt in the event of receipt on a non-Business Day. In the absence of proof of the actual receipt date, the following presumptions will apply. Notices sent by facsimile will be deemed to have been received upon the sending Party’s receipt of its facsimile machine’s confirmation of successful transmission. If the Day on which such facsimile is received is not a Business Day or the time of receipt is after five p.m. on a Business Day, then such facsimile will be deemed to have been received on the next following Business Day. Notice by overnight mail or courier will be deemed to have been received on the next Business Day after it was sent or such earlier time as is confirmed by the receiving Party. Notice by first class mail will be considered delivered 5 Business Days after mailing.

10.3	Reports to Government Agencies. Gatherer does not represent or warrant that any information it may furnish to Producers under the provisions of this Contract will satisfy any of the requirements that may be imposed by any applicable state or federal laws and by any applicable orders, rules, and regulations of any governmental agency having jurisdiction. Further, Gatherer does not assume the responsibility for the making of any reports to any governmental agencies that are required to be made by or on behalf of Producers, though Gatherer will provide any reasonable assistance requested by Producers in connection with making any such reports.

10.4	Waiver. No waiver by any Party of any default by any other Party in the performance of any provision, condition, or requirement in this Contract will be deemed to be a waiver of, or in any manner release the other from, performance of any other provision, condition, or requirement in this Contract, nor deemed to be a waiver of, or in any manner release the other from, future performance of the same provision, condition, or requirement; nor will any delay or omission of any Party to exercise any right under this Contract in any manner impair the exercise of any such right or like right accruing to it thereafter.

10.5	Assignment.

(a)	This Contract and the dedication in this Contract to Gatherer will constitute covenants that run with the land for the full term of this Contract and will be binding upon and inure to the benefit of the successors, assigns, personal representatives, administrators, and heirs of the respective Parties.

(b)

Gatherer may not assign this Contract unless (i) Gatherer is transferring its ownership in the System to the same assignee, (ii) Gatherer also is assigning any gas processing contract between Gatherer and Producers covering the Dedicated Gas, and (iii) Gatherer obtains the prior written consent of Producers, which consent will not be

Exhibit A-2 – Page 15

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

unreasonably withheld or delayed. Gatherer may not assign, transfer, or convey ownership of the System unless (1) it is made subject to this Contract and (2) the receiving party provides to CEMI, or its successor as agent under this Contract, the receiving party’s acknowledgement of this Contract.

(c)	Producers may not assign this Contract except to the extent that the assigning Party’s corresponding ownership interest in the Dedicated Properties is transferred and the assigning Party obtains the prior written consent of Gatherer, which consent will not be unreasonably withheld or delayed.

(d)	Following an assignment as set forth in (b) or (c) above, the assignor and its Affiliates will be relieved of any further liability under this Contract with respect to events, acts, or omissions arising after the effective date of such assignment with respect to the assets, rights, and ownership interests (as applicable) transferred.

(e)	This Contract is for the exclusive use of the Parties and their successors and assigns permitted pursuant to this Section 10.5, and will not be assignable in whole or in part to other persons, heirs, administrators, successors or assigns.

(f)	Notwithstanding anything to the contrary above, (i) a Party may assign this Contract in whole (but not in part) to any Affiliate of such Party without the consent of the other Party, provided that the assigning Party will remain liable for all obligations of the assignee under this Contract and (ii) Gatherer may assign this Contract in whole (but not in part) without Producers’ consent to any reasonably qualified operator with a credit rating comparable to the credit rating of Gatherer’s ultimate parent on the Effective Date.

(g)	For purposes of this Section 10.5, a Change of Control with respect to a Producer will be considered an assignment of this Contract by such Producer.

(h)	For purposes of this Section 10.5, a Change of Control with respect to Gatherer will be considered an assignment of this Contract by Gatherer.

10.6	Illegal, Invalid, or Unenforceable Terms. If any provision of this Contract is held to be illegal, invalid, or unenforceable under the present or future laws effective during the term of this Contract, (i) such provision will be fully severable, (ii) this Contract will be construed and enforced thenceforth as if such illegal, invalid, or unenforceable provision had never comprised a part of this Contract, and (iii) the remaining provisions of this Contract will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Contract. Furthermore, (1) in lieu of such illegal, invalid, or unenforceable provision, with a view to maintaining or restoring the commercial balance between the Parties, there will be added as a part of this Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and as may be legal, valid, and enforceable and which preserves the economic benefits of this Contract consistent with the original intent of the parties and (2) such illegality, invalidity, or unenforceability will not affect the validity or enforceability in that jurisdiction of any other provision of this Contract. If the parties cannot agree on replacement terms, then either party may terminate this Contract by giving the other party written notice of termination. Such termination will be effective no earlier than 60 Days after the date of the notice.

10.7	Multiple Counterparts. It is recognized and agreed that this Contract may be executed in any number of counterparts, no one of which need be executed by all Parties, or may be ratified, adopted, or consented to by separate instrument, in writing specifically referring to this Contract. Delivery of an executed signature page of this Contract by facsimile transmission will be equally effective as delivery of a manually executed counterpart hereof. This Contract will not become effective unless and until a counterpart hereof has been executed by all Parties.

Exhibit A-2 – Page 16

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

10.8	No Partnership, Association, Etc. Nothing contained in this Contract will be construed to create an association, trust, partnership, joint venture or other business entity between the Parties or impose a trust or partnership duty, obligation, or liability on or with regard to any Party.

10.9	No Third Party Beneficiaries. Nothing in this Contract, expressed or implied, will give or be construed to give any person, other than the Parties and their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Contract or under any covenant, condition, or provision contained in this Contract; and all such covenants, conditions, and provisions will be for the sole benefit of the Parties.

10.10	Designees and Representatives. Each Party will be entitled to use designees and representatives when fulfilling its obligations and availing itself of its rights under this Contract. Each Party’s performance in favor of another Party’s duly nominated designee for such purpose will be construed as performance in favor of such other Party.

10.11	LIABILITIES. IN NO EVENT WILL ANY PARTY HAVE LIABILITY TO THE OTHER PARTIES FOR REMOTE OR INDIRECT CONSEQUENTIAL LOSSES OR DAMAGES, OR PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUE AND LOSS OF ANTICIPATED PROFIT (EXCEPT TO THE EXTENT SUCH LOSS OF REVENUE OR ANTICIPATED PROFIT IS ALSO DIRECT, ACTUAL DAMAGES), IRRESPECTIVE OF WHETHER THE LOSSES OR DAMAGES WERE FORESEEABLE, RESULTING FROM OR ARISING OUT OF THE PERFORMANCE, DEFECTIVE PERFORMANCE OR NON-PERFORMANCE BY ANY OR ALL OF THE PARTIES OF ITS OR THEIR OBLIGATION(S) UNDER THIS CONTRACT, OR THE RESULT OF THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY, BREACH OF DUTY (STATUTORY OR OTHERWISE), OR OTHER FAULT OF OR VIOLATION OF ANY LAW OF THE PARTY WHOSE LIABILITY IS BEING WAIVED, EXCEPT TO THE EXTENT SUCH LOSSES OR DAMAGES ARE OWED TO A THIRD PARTY PURSUANT TO A CLAIM FOR WHICH A PARTY IS REQUIRED TO PROVIDE AN INDEMNITY UNDER THIS CONTRACT.

10.12	Entire Contract. This Contract constitutes the entire Contract between the Parties concerning the subject matter hereof, and the same supersedes any prior understandings or written or oral agreements relative to said matter. This Contract may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each Party.

10.13	Joint Drafting. The Parties have participated jointly in the negotiation and drafting of this Contract. In the event an ambiguity or question of intent or interpretation arises, this Contract will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Contract.

10.14	Specific Performance. The Parties acknowledge and agree (i) that each Party would be irreparably harmed by a breach by the other Party of any of their obligations under this Contract and (ii) that there would be no adequate remedy at law or damages to compensate the non-breaching Party for any such breach. The Parties agree that the non-breaching Party will be entitled to injunctive relief requiring specific performance by the breaching Party of its obligations under this Contract, and the Parties hereby consent and agree to the entry of such injunctive relief.

10.15

Confidentiality. The terms of this Contract (and the information that will be provided under it) that have not been publicly disclosed with the prior written consent of all of the Parties (“Information”) are confidential and proprietary information of the Parties. Accordingly, each Party represents that it has not and agrees that it will not and will cause its shareholders, members, directors, officers, agents, advisors and Affiliates not to, disclose to any person any Information or confirm any statement made by third parties regarding Information unless all Parties have provided their prior written consent to such disclosure. Furthermore, the Parties

Exhibit A-2 – Page 17

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

agree that they will make no use of the Information except as specifically authorized by or otherwise required to perform or comply with this Contract. Notwithstanding anything to the contrary under this Section 10.15, Information will not include information that: (i) is in the public domain; (ii) is previously known or independently developed by the Party; or (iii) is acquired by the Party from any third party having a right to disclose such information. Notwithstanding anything to the contrary under this Section 10.15:

(a)	a Party may disclose Information to the extent such disclosure is required by applicable law, regulation, governmental order, or by the rules of any stock exchange upon which shares of the disclosing Party or any of its Affiliates are registered or are in the process of being registered, which rules require the disclosure to be made;

(b)	each Party may transmit Information to its partners, shareholders, potential investors, purchasers and potential purchasers, lenders or potential lenders, and their respective directors, officers, employees, agents or representatives, including attorneys, accountants and consultants (collectively, “Representatives”), but only to such Representatives who are informed of the confidential nature of the Information and who agree to treat such Information as confidential;

(c)	a Party may disclose Information to the extent necessary to comply with a regulatory agency’s reporting requirements; and

(d)	a Party may disclose Information to the extent necessary to comply with any legal process (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) but will promptly notify the other Party, prior to disclosure to the extent possible and legally allowed, and will cooperate (consistent with the disclosing Party’s legal obligations) with the other Party’s efforts to obtain protective orders or similar restraints with respect to such disclosure at the expense of the other Party.

The existence of this Contract is not subject to this confidentiality obligation. The entry into, or filing of a memorandum in the applicable public records with respect to, this Contract will not constitute a breach of this Section.

10.16	Representations and Authority. Each Party represents to the other Party as of the Effective Date: (i) there are no suits, proceedings, judgments, or orders by or before any governmental authority that materially adversely affect its ability to perform this Contract or the rights of the other Parties under this Contract; (ii) it is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation, and it has the legal right, power and authority and is qualified to conduct its business, and to execute and deliver this Contract and perform its obligations under this Contract; (iii) the making and performance by it of this Contract is within its powers, and has been duly authorized by all necessary action on its part; (iv) this Contract constitutes a legal, valid, and binding act and obligation of it, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws affecting creditor’s rights generally, and with regard to equitable remedies, to the discretion of the court before which proceedings to obtain same may be pending; and (v) there are no bankruptcy, insolvency, reorganization, receivership or other arrangement proceedings pending or being contemplated by it. Producers and Gatherer jointly acknowledge and agree that (a) the movement of Dedicated Gas on the System under this Contract constitutes (and is intended to constitute for purposes of all applicable laws in effect in each state) a movement of the Dedicated Gas that is not subject to the jurisdiction of the Federal Energy Regulatory Commission pursuant to the Natural Gas Act [15 US Code § 717, et seq.] or Natural Gas Policy Act Section 311 [15 US Code § 3371], (b) the fees have been freely negotiated and agreed upon as a result of good faith negotiations and are not discriminatory or preferential, but are just, fair, and reasonable in light of the Parties’ respective covenants and undertakings in this Contract during the term of this Contract, and (c) neither Producers nor Gatherer had an unfair advantage over the other during the negotiation of this Contract.

Exhibit A-2 – Page 18

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

10.17	Good Faith Performance. Without expanding the application of the Texas Business & Commerce Code to this Contract, should it apply at all, the Parties expressly agree to perform and enforce this Contract in a manner consistent with the obligation of good faith which Section 1.304 of the Texas Business & Commerce Code imposes on contracts to which it does apply, with the understandings and limitations that (a) it will not be a violation of this provision to take a position or action, or to fail to act, in circumstances which benefit only one Party or work to the detriment of the other; (b) the Parties will not under any circumstances be deemed to have fiduciary duties to each other or to have any kind of special relationship of trust or confidence, all of which is expressly disclaimed; (c) a Party claiming that the other Party violated this provision has the burden to establish that the other Party acted in bad faith and unfairly; and (d) a Party’s good faith and fairness will be judged based only on what they expressly knew or reasonably anticipated at the time of such position, action, or omission.

10.18	Changes in Laws. If following the date of this Contract there is a change in any law, regulation, or legal requirement affecting the Services provided by Gatherer which, in the reasonable judgment of Gatherer, materially adversely affects the economics for Gatherer of the Services provided under this Contract, then, upon notice by Gatherer to Producers, the Parties will as promptly as practicable meet to negotiate in good faith such changes to the terms of this Contract as may be necessary or appropriate to preserve and continue for the Parties the rights and benefits originally contemplated for the Parties by this Contract, with such amendment to this Contract to be effective no later than the effective date of such new or amended applicable law. Change in law, regulation, or legal requirement will not include (i) any changes relating to taxes or assessments which are addressed in Section 4.2 of these General Terms, (ii) any changes relating to income and any real or personal property or other ad valorem tax or (iii) those applying to business or the public in general that do not have a disproportionate impact on the Services provided by Gatherer.

Exhibit A-2 – Page 19

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT B – DEDICATION AREA, DEDICATED WELLS, AND RECEIPT AND DELIVERY POINTS**

A.	DEDICATION AREA

The Dedication Area consists of the lands delineated in the plats below. The Dedication Area also includes all or part of the lands covered and described by the surveys and abstracts shown in the list below.

**	Four (4) pages omitted pursuant to confidential treatment request.

Exhibit B – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Gas Gathering Agreement with Louisiana Midstream Gas Services

Sabine GGS Dedication Boundary Description

Sabine GGS

GGS	SECT	TWP	TDIR	RNG	RDIR	Survey	Abstract	County	State	Section	Blk
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**
**						**	**	**	**

Exhibit B – Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Gas Gathering Agreement with Louisiana Midstream Gas Services**

Football GGS Dedication Boundary Description

GGS	SECT	TWP	TDIR	RNG	RDIR	Survey	Abstract	PARISHNAME	STATENAME	STR	Sect	Blk

**	Two (2) pages omitted pursuant to confidential treatment request.

Exhibit B – Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Gas Gathering Agreement with Louisiana Midstream Gas Services**

Converse GGS Dedication Boundary Description

GGS	SECT	TWP	TDIR	RNG	RDIR	Survey	Abstract	PARISHNAME	STATENAME	Sect	Blk

**	Six (6) pages omitted pursuant to confidential treatment request.

Exhibit B – Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Gas Gathering Agreement with Louisiana Midstream Gas Services**

Mansfield GGS Dedication Boundary Description

GGS	SECT	TWP	TDIR	RNG	RDIR	Survey	Abstract	COUNTYNAME	STATENAME	Sect	Blk

**	Six (6) pages omitted pursuant to confidential treatment request.

Exhibit B – Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

B.	DEDICATED WELLS**

Well names or description and location/legal description

COI Well Names	GGS Connected To

**	Seven (7) pages omitted pursuant to confidential treatment request.

Exhibit B – Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

C.	RECEIPT AND DELIVERY POINTS**

RECEIPT POINTS

Meter No	Meter Name	Gathering System

**	Six (6) pages omitted pursuant to confidential treatment request.

Exhibit B – Page 7

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

DELIVERY POINTS

Meter No	Meter Name	System Description
**	**	**
**	**	**
**	**	**
**	**	**
**	**	**
**	**	**
**	**	**
**	**	**
**	**	**
**	**	**
**	**	**

Exhibit B – Page 8

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT B-1 – PRIOR DEDICATIONS

One (1) page omitted pursuant to confidential treatment request.

Exhibit B-1 – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT C – BASE VOLUME FORECAST (BBTU)

Year	Annual Base Volume Forecast	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2018	**	**	**	**	**	**	**	**	**	**	**	**	**
2019	**	**	**	**	**	**	**	**	**	**	**	**	**
2020	**	**	**	**	**	**	**	**	**	**	**	**	**
2021	**	**	**	**	**	**	**	**	**	**	**	**	**
2022	**	**	**	**	**	**	**	**	**	**	**	**	**
2023	**	**	**	**	**	**	**	**	**	**	**	**	**
2024	**	**	**	**	**	**	**	**	**	**	**	**	**
2025	**	**	**	**	**	**	**	**	**	**	**	**	**
2026	**	**	**	**	**	**	**	**	**	**	**	**	**
2027	**	**	**	**	**	**	**	**	**	**	**	**	**
2028	**	**	**	**	**	**	**	**	**	**	**	**	**
2029	**	**	**	**	**	**	**	**	**	**	**	**	**
2030	**	**	**	**	**	**	**	**	**	**	**	**	**
2031	**	**	**	**	**	**	**	**	**	**	**	**	**
2032	**	**	**	**	**	**	**	**	**	**	**	**	**

Exhibit C – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT D -1– MEMORANDUM OF GAS GATHERING CONTRACT FOR LOUISIANA

[Louisiana form of Memorandum]

[Separate memorandum and exhibits with only parish

specific information to be filed in each affected parish]

MEMORANDUM OF GAS GATHERING CONTRACT

BE IT KNOWN, that on the dates set forth hereinafter, but effective December     , 2012 (the “Effective Date”), before the respective undersigned Notaries Public, each duly commissioned and qualified in and for the state indicated hereinafter, and in the presence of the respective undersigned competent witnesses, personally came and appeared who declared as follows:

THIS MEMORANDUM OF GAS GATHERING CONTRACT (this “Memorandum”) is made and entered into as of [            ], 2012, by and among (i) Louisiana Midstream Gas Services, L.L.C. (“Gatherer”), and (ii) Chesapeake Energy Marketing, Inc. (“CEMI”), Chesapeake Operating, Inc. (“COI”), Chesapeake Louisiana, L.P. (“CLLP”) and Empress, L.L.C. (“Empress”, and CEMI, COI, CLLP, and Empress collectively, “Producers”). Gatherer and Producers are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals:

A. Gatherer and Producers entered into that certain Gas Gathering Contract Fixed Fee – Haynesville - Mansfield (the “Contract”) dated as of even date herewith.

B. The Parties desire to file this Memorandum in the applicable real property records to give notice of the existence of the Contract and certain provisions contained therein.

NOW THEREFORE, for and in consideration of the premises and mutual covenants contained in the Contract, the Parties hereby agree as follows:

1. Certain Terms. The following terms shall have the meanings indicated below:

“Affiliate” means, with respect to a particular Person, any other Person who is Controlled by, under common Control with, or in Control of, such particular Person. For purposes of this definition, Gatherer will not be considered an Affiliate of any Producer or any of their other Affiliates and neither Producers nor any of their Affiliates will be considered an Affiliate of Gatherer.

“Applicable Formations” means the Haynesville Shale Formation and the Bossier Shale Formation.

“Bossier Shale Formation” means that interval encompassing the formation commonly known as the Bossier Shale formation or its stratigraphic equivalent typically lying at a sub-surface depth between 12,000 feet and 15,000 feet, with primary reference made to any particularized definition or description of the Bossier zone or formation made by the State of Louisiana Office of Conservation for the relevant well, lease, unit or field, as may be amended from time to time. The Bossier zone or formation typically lies below the Cotton Valley zone or formation and above the Haynesville zone or formation and, for purposes of the Contract, is considered separate from any similarly situated Haynesville zone or formation which may lie below the Bossier zone or formation. This definition of Bossier Shale Formation specifically excludes any sub-surface interval defined as the Cotton Valley zone or formation, with primary reference made to any particularized definition or description of the Cotton Valley zone or formation made by the State of Louisiana Office of Conservation for the relevant well, lease, unit or field, as may be amended from time to time.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Change of Control” means (i) as to any Producer an event that causes such Producer to cease to be Controlled by Chesapeake Energy Corporation; provided that an event that causes Chesapeake Energy Corporation to be Controlled by another Person will not constitute a Change of Control and (ii) as to Gatherer an event that causes Gatherer to no longer be Controlled by Access Midstream Partners, L.P.; provided that an event that causes Access Midstream Partners, L.P. to be Controlled by another Person will not constitute a Change of Control.

“Control” or “Controlled” means (a) with respect to a Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise and (b) with respect to Gas, Gas owned by Persons other than Producers or their Affiliates, and produced from the Dedicated Properties through Dedicated Wells during the period that one or more of Producers or their Affiliates has the contractual right (pursuant to a marketing, agency, operating, unit or similar agreement) to market or deliver such Gas. “Controlled” will have a correlative meaning.

“Dedicated Gas” means all Gas owned or Controlled by Producers or their Affiliates and produced from the Dedicated Properties through Dedicated Wells, save and except Gas reserved and excepted as described in Section 5 below. If for any reason the contractual right of Producers or any of their Affiliates to Control any such Gas terminates, expires, or is suspended (“Subject Gas”), then the Subject Gas will cease to constitute Dedicated Gas upon such termination or expiration and during any period of suspension.

“Dedicated Properties” means all interests of Producers and their Affiliates (and their successors and assigns) in oil, gas, or mineral leases, contractual agreements, or other legal rights, insofar, and only insofar, as such interests (i) cover lands located within the Dedication Area and (ii) relate to the Applicable Formations, whether owned on the Effective Date or acquired after the Effective Date, save and except as reserved and excepted as described in Section 5 below.

“Dedicated Wells” means all oil and gas wells, whether existing on or drilled after or acquired after the Effective Date, located on the surface of the lands within the Dedication Area, and from which Producers or their Affiliates have the right to produce Gas from the Dedicated Properties, including the oil and gas wells listed in Exhibit A attached hereto.

“Dedication Area” means each of the geographic areas described in Exhibit B.

“Delivery Points” means points on the System described in Exhibit C attached hereto and any new Delivery Points added from time to time under the Contract.

“Effective Date” means July 1, 2012.

“Gas” means a mixture of hydrocarbons and noncombustible gases in a gaseous state consisting primarily of methane.

“Haynesville Shale Formation” means that interval encompassing the formation commonly known as the Haynesville Shale formation or its stratigraphic equivalent typically lying at a sub-surface depth between 10,000 feet and 14,000 feet, with primary reference made to any particularized definition or description of the Haynesville zone or formation made by the State of Louisiana Office of Conservation for the relevant well, lease, unit or field, as may be amended from time to time. The Haynesville zone or formation typically lies below the Cotton Valley zone or formation and above the Smackover zone or formation and, for purposes of the Contract, is considered separate from any similarly situated Bossier zone or formation which may lie above the Haynesville zone or formation. This definition of Haynesville Shale Formation will specifically exclude any sub-surface interval defined as the Cotton Valley zone or formation, with primary reference made to any particularized definition or description of the Cotton Valley zone or formation made by the State of Louisiana Office of Conservation for the relevant well, lease, unit or field, as may be amended from time to time.

Exhibit D-1 Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Person” means any individual, partnership, limited partnership, joint venture, corporation, limited liability company, estate, custodian, trustee, executor, administrator, nominee, representative, unincorporated organization, sole proprietorship, trust, employee benefit plan, tribunal, governmental entity, department or agency or other entity.

“Receipt Points” means the upstream flanges of Gatherer’s metering facilities located at or near the Dedicated Wells or other locations as described on Exhibit C attached hereto and any new Receipt Points added from time to time under the Contract.

“System” means the gathering or pipeline system and related facilities owned and operated by Gatherer, or its designee, and used to perform the Gatherer’s services under the Contract, which System is generally known as the Mansfield System, in or near Caddo, DeSoto, Red River, and Sabine Parishes, Louisiana and Shelby County, Texas and the Football System in Natchitoches Parish, Louisiana, as the System now exists and as modified or extended.

2. Notice. Notice is hereby given of the existence of the Contract and all of its terms, provisions, covenants and conditions to the same extent as if the Contract was fully set forth herein. Certain provisions of the Contract are summarized in Sections 3 through 7 below, but do not constitute independent terms, provisions, covenants, conditions, representations, obligations or agreements other than as set forth in the Contract.

3. Term. The Contract will remain in effect for an initial term of twenty (20) years, beginning on the Effective Date and ending on June 30, 2032 (“Initial Term”), and will renew automatically for successive twelve (12) month terms (“Renewal Term”) unless terminated by Producers or Gatherer by written notice to the other Party at least ninety (90) days prior to the end of the Initial Term or any Renewal Term.

4. Dedication. Under the Contract, subject to the reservations in Section 5 below, Producers (i) exclusively dedicated and committed to the performance of the Contract the Dedicated Properties and the Dedicated Gas; (ii) represented that except as identified on the attached Exhibit D, the Dedicated Properties and Dedicated Gas are not otherwise subject to any gas gathering agreement or other commitment or arrangement that would permit or require the Dedicated Gas to be gathered on or delivered to any other pipeline system; (iii) agreed to deliver all of the Dedicated Gas to Gatherer’s System at the Receipt Points; (iv) agreed to cause any existing or future Affiliates of Producers with interests in the Dedicated Properties to be bound by the Contract and to execute and join as a party to the Contract; (v) acknowledged and agree that the dedication and commitment made by Producers and their Affiliates under the Contract is a covenant running with the land, and Producers agreed to enter into any memoranda substantially in the form of this Memorandum and cooperate with Gatherer in all reasonable respects in filing them; (vi) covenanted that (a) no subsequent transfer of any interest in the Dedicated Properties will be made without the transferred Dedicated Properties being made subject to the dedication obligation and the Contract and (b) at the time of any such transfer, the transferor will provide to Gatherer the transferee’s acknowledgement of the dedication and the Contract, including Gatherer’s right to file memoranda of the Contract and the transferee’s acknowledgment in local land records; and (vii) covenanted to take such further action and to execute and deliver all such other agreements, certificates, instruments and documents as may be reasonably requested from time to time by Gatherer in furtherance of the intent of and to accomplish and evidence the purposes of the Contract and the dedication, including providing such information and making such additional, revised, or amended memoranda of the Contract and any other filings to meet the requirements of any state, county, parish, or other jurisdiction for filing and with respect to the validity and enforceability of the dedication.

Exhibit D-1 Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

5. Reservations From Dedication. The following are reserved and excepted from Dedicated Properties and Dedicated Gas under the Contract:

(a) Gas used upstream of the Receipt Points that a reasonable and prudent operator would deem useful or necessary to develop Dedicated Wells on the Dedicated Properties and Gas that any Producer is expressly required to deliver under oil and gas leases, contractual agreements or other legal rights under which the Dedicated Gas is produced, but not including Gas used for secondary recovery, tertiary recovery, or other similar enhanced oil recovery operations; provided that Producers (i) will be and are obligated under the Contract to promptly provide notice of Dedicated Wells pursuant to the Contract and to cooperate with Gatherer diligently and in good faith to allow Gatherer to connect the Dedicated Wells to the System, and (ii) will only flare Gas from a Dedicated Well once connected to the System to remedy emergency situations;

(b) Dedicated Properties and Gas that have been dedicated pursuant to a gathering agreement with a third party prior to the Effective Date and listed on Exhibit D, until such prior dedication expires or terminates;

(c) Dedicated Properties and Gas from lands, leases, or wells within the Dedication Area acquired after the Effective Date from a Person (other than an Affiliate of Producers) that are subject to dedication under a third party non-Affiliate gathering agreement that was made prior to the date of acquisition, until such prior dedication expires or terminates;

(d) Gas from wells (i) that are not connected to a Receipt Point on the Effective Date, (ii) that are not operated by any of the Producers or any of their Affiliates, and (iii) in which the working interests of Producers and their Affiliates in such wells, taken together with any working interests in such wells that were acquired by a Person, directly or indirectly (whether by asset sale, stock sale, merger, or otherwise), from Producers or their Affiliates after the date hereof, is, in the aggregate, less than 30%; and

(e) all rights of Producers and their Affiliates in the Dedicated Properties to substances other than Gas.

6. Gathering Services. Gatherer has agreed to connect Dedicated Wells to the System and receive, gather, compress, dehydrate, and treat, as applicable, and redeliver, Dedicated Gas produced from the Dedicated Properties, on the System, for the fees and on and subject to the terms and conditions provided in the Contract.

7. Assignment and Covenant Running with the Land.

(a) The Contract and the dedication in the Contract to Gatherer referenced in Section 4 above constitute covenants that run with the land for the full term of the Contract and will be binding upon and inure to the benefit of the successors, assigns, personal representatives, administrators, and heirs of the respective Parties.

(b) Gatherer may not assign the Contract unless (i) Gatherer is transferring its ownership in the System to the same assignee, (ii) Gatherer also is assigning any gas processing contract between Gatherer and Producers covering the Dedicated Gas, and (iii) Gatherer obtains the prior written consent of Producers, which consent will not be unreasonably withheld or delayed. Gatherer may not assign, transfer, or convey ownership of the System unless (i) it is made subject to the Contract and (ii) the receiving party provides to CEMI, or its successor as agent under the Contract, the receiving party’s acknowledgement of the Contract.

(c) Producers may not assign the Contract except to the extent that the assigning Party’s corresponding ownership interest in the Dedicated Properties is transferred and the assigning Party obtains the prior written consent of Gatherer, which consent will not be unreasonably withheld or delayed.

Exhibit D-1 Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(d) Following an assignment as set forth in (b) or (c) above, the assignor and its Affiliates will be relieved of any further liability under the Contract with respect to events, acts, or omissions arising after the effective date of such assignment with respect to the assets, rights, and ownership interests (as applicable) transferred.

(e) The Contract is for the exclusive use of the Parties and their successors and assigns permitted pursuant to the Contract, and will not be assignable in whole or in part to other persons, heirs, administrators, successors or assigns.

(f) Notwithstanding anything to the contrary above, (i) a Party may assign the Contract in whole (but not in part) to any Affiliate of such Party without the consent of the other Party, provided that the assigning Party will remain liable for all obligations of the assignee under the Contract and (ii) Gatherer may assign the Contract in whole (but not in part) without Producers’ consent to any reasonably qualified operator with a credit rating comparable to the credit rating of Gatherer’s ultimate parent on the Effective Date.

(g) A Change of Control with respect to a Producer will be considered an assignment of the Contract by such Producer.

(h) A Change of Control with respect to Gatherer will be considered an assignment of the Contract by Gatherer.

8. No Amendment to Contract. This Memorandum is executed and recorded solely for the purpose of giving notice of the Contract and of certain of the terms set forth therein. Nothing contained in this Memorandum shall be deemed to modify, amend, alter, limit or otherwise change any of the provisions of the Contract itself or the rights or obligations of the Parties thereunder. In the event of any conflict between the terms of the Contract and the terms of this Memorandum, the terms of the Contract shall control.

9. Contact Information. The contact information of the Parties is as follows:

Gatherer:

Louisiana Midstream Gas Services, L.L.C.

525 Central Park Drive

Oklahoma City, OK 73105

Attention: Contract Administration

Producers:

Chesapeake Energy Marketing, Inc.

6100 North Western Ave.

Oklahoma City, OK 73118

Attention: CEMI Contract Administration

10. Counterparts. This Memorandum may be executed in multiple counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same document.

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the date set forth above.

Exhibit D-1 Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

THUS DONE AND PASSED in multiple originals in my office in             ,             County,             , by the person who appears above my signature below in the presence of the two undersigned competent witnesses, who have signed their names hereto, and me, Notary, on the date and in the month and year first hereinabove written, after due reading of the whole.

PRODUCER:

WITNESSES:	Chesapeake Energy Marketing, Inc.

By:
Name:
Title:

Name:

Name:

Notary Public in and for the State of

Signature Page to Memorandum of Gas Gathering Contract

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

THUS DONE AND PASSED in multiple originals in my office in             ,             County,             , by the person who appears above my signature below in the presence of the two undersigned competent witnesses, who have signed their names hereto, and me, Notary, on the date and in the month and year first hereinabove written, after due reading of the whole.

PRODUCER:

WITNESSES:	Chesapeake Operating, Inc.

By:
Name:
Name:	Title:

Name:

Notary Public in and for the State of

Signature Page to Memorandum of Gas Gathering Contract

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

THUS DONE AND PASSED in multiple originals in my office in             ,             County,             , by the person who appears above my signature below in the presence of the two undersigned competent witnesses, who have signed their names hereto, and me, Notary, on the date and in the month and year first hereinabove written, after due reading of the whole.

PRODUCER:

WITNESSES:	Chesapeake Louisiana, L.P.

By:
Name:
Name:	Title:

Name:

Notary Public in and for the State of

Signature Page to Memorandum of Gas Gathering Contract

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

THUS DONE AND PASSED in multiple originals in my office in             ,             County,             , by the person who appears above my signature below in the presence of the two undersigned competent witnesses, who have signed their names hereto, and me, Notary, on the date and in the month and year first hereinabove written, after due reading of the whole.

PRODUCER:

WITNESSES:	Empress, L.L.C.

By:
Name:
Name:	Title:

Name:

Notary Public in and for the State of

Signature Page to Memorandum of Gas Gathering Contract

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

THUS DONE AND PASSED in multiple originals in my office in             ,             County,             , by the person who appears above my signature below in the presence of the two undersigned competent witnesses, who have signed their names hereto, and me, Notary, on the date and in the month and year first hereinabove written, after due reading of the whole.

GATHERER:

WITNESSES:	Louisiana Midstream Gas Services, L.L.C.

By:
Name:
Name:	Title:

Name:

Notary Public in and for the State of

Signature Page to Memorandum of Gas Gathering Contract

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

[NTD: Separate memorandum and exhibits with only parish specific information to be filed in each affected parish]

Attachments:

Exhibit A – Dedicated Wells

Exhibit B – Dedication Area

Exhibit C – Delivery Points and Receipt Points

Exhibit D – Existing Dedications

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT D-2—MEMORANDUM OF GAS GATHERING CONTRACT FOR TEXAS

[Texas form of Memorandum]

[Separate memorandum and exhibits with only county

specific information to be filed in each affected county]

THIS MEMORANDUM OF GAS GATHERING CONTRACT (this “Memorandum”) is made and entered into as of [            ], 2012, by and among (i) Louisiana Midstream Gas Services, L.L.C. (“Gatherer”), and (ii) Chesapeake Energy Marketing, Inc. (“CEMI”), Chesapeake Operating, Inc. (“COI”), Chesapeake Louisiana, L.P. (“CLLP”) and Empress, L.L.C. (“Empress”, and CEMI, COI, CLLP, and Empress collectively, “Producers”). Gatherer and Producers are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals:

A. Gatherer and Producers entered into that certain Gas Gathering Contract Fixed Fee – Haynesville - Mansfield (the “Contract”) dated as of even date herewith.

B. The Parties desire to file this Memorandum in the applicable real property records to give notice of the existence of the Contract and certain provisions contained therein.

NOW THEREFORE, for and in consideration of the premises and mutual covenants contained in the Contract, the Parties hereby agree as follows:

1. Certain Terms. The following terms shall have the meanings indicated below:

“Affiliate” means, with respect to a particular Person, any other Person who is Controlled by, under common Control with, or in Control of, such particular Person. For purposes of this definition, Gatherer will not be considered an Affiliate of any Producer or any of their other Affiliates and neither Producers nor any of their Affiliates will be considered an Affiliate of Gatherer.

“Applicable Formations” means the Haynesville Shale Formation and the Bossier Shale Formation.

“Bossier Shale Formation” means that interval encompassing the formation commonly known as the Bossier Shale formation or its stratigraphic equivalent typically lying at a sub-surface depth between 12,000 feet and 15,000 feet, with primary reference made to any particularized definition or description of the Bossier zone or formation made by the State of Louisiana Office of Conservation for the relevant well, lease, unit or field, as may be amended from time to time. The Bossier zone or formation typically lies below the Cotton Valley zone or formation and above the Haynesville zone or formation and, for purposes of the Contract, is considered separate from any similarly situated Haynesville zone or formation which may lie below the Bossier zone or formation. This definition of Bossier Shale Formation specifically excludes any sub-surface interval defined as the Cotton Valley zone or formation, with primary reference made to any particularized definition or description of the Cotton Valley zone or formation made by the State of Louisiana Office of Conservation for the relevant well, lease, unit or field, as may be amended from time to time.

“Change of Control” means (i) as to any Producer an event that causes such Producer to cease to be Controlled by Chesapeake Energy Corporation; provided that an event that causes Chesapeake Energy Corporation to be Controlled by another Person will not constitute a Change of Control and (ii) as to Gatherer an event that causes Gatherer to no longer be Controlled by Access Midstream Partners, L.P.; provided that an event that causes Access Midstream Partners, L.P. to be Controlled by another Person will not constitute a Change of Control.

Exhibit D-2 Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Control” or “Controlled” means (a) with respect to a Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise and (b) with respect to Gas, Gas owned by Persons other than Producers or their Affiliates, and produced from the Dedicated Properties through Dedicated Wells during the period that one or more of Producers or their Affiliates has the contractual right (pursuant to a marketing, agency, operating, unit or similar agreement) to market or deliver such Gas. “Controlled” will have a correlative meaning.

“Dedicated Gas” means all Gas owned or Controlled by Producers or their Affiliates and produced from the Dedicated Properties through Dedicated Wells, save and except Gas reserved and excepted as described in Section 5 below. If for any reason the contractual right of Producers or any of their Affiliates to Control any such Gas terminates, expires, or is suspended (“Subject Gas”), then the Subject Gas will cease to constitute Dedicated Gas upon such termination or expiration and during any period of suspension.

“Dedicated Properties” means all interests of Producers and their Affiliates (and their successors and assigns) in oil, gas, or mineral leases, contractual agreements, or other legal rights, insofar, and only insofar, as such interests (i) cover lands located within the Dedication Area and (ii) relate to the Applicable Formations, whether owned on the Effective Date or acquired after the Effective Date, save and except as reserved and excepted as described in Section 5 below.

“Dedicated Wells” means all oil and gas wells, whether existing on or drilled after or acquired after the Effective Date, located on the surface of the lands within the Dedication Area, and from which Producers or their Affiliates have the right to produce Gas from the Dedicated Properties, including the oil and gas wells listed in Exhibit A attached hereto.

“Dedication Area” means each of the geographic areas described in Exhibit B.

“Delivery Points” means points on the System described in Exhibit C attached hereto and any new Delivery Points added from time to time under the Contract.

“Effective Date” means July 1, 2012.

“Gas” means a mixture of hydrocarbons and noncombustible gases in a gaseous state consisting primarily of methane.

“Haynesville Shale Formation” means that interval encompassing the formation commonly known as the Haynesville Shale formation or its stratigraphic equivalent typically lying at a sub-surface depth between 10,000 feet and 14,000 feet, with primary reference made to any particularized definition or description of the Haynesville zone or formation made by the State of Louisiana Office of Conservation for the relevant well, lease, unit or field, as may be amended from time to time. The Haynesville zone or formation typically lies below the Cotton Valley zone or formation and above the Smackover zone or formation and, for purposes of the Contract, is considered separate from any similarly situated Bossier zone or formation which may lie above the Haynesville zone or formation. This definition of Haynesville Shale Formation will specifically exclude any sub-surface interval defined as the Cotton Valley zone or formation, with primary reference made to any particularized definition or description of the Cotton Valley zone or formation made by the State of Louisiana Office of Conservation for the relevant well, lease, unit or field, as may be amended from time to time.

“Person” means any individual, partnership, limited partnership, joint venture, corporation, limited liability company, estate, custodian, trustee, executor, administrator, nominee, representative, unincorporated organization, sole proprietorship, trust, employee benefit plan, tribunal, governmental entity, department or agency or other entity.

Exhibit D-2 Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Receipt Points” means the upstream flanges of Gatherer’s metering facilities located at or near the Dedicated Wells or other locations as described on Exhibit C attached hereto and any new Receipt Points added from time to time under the Contract.

“System” means the gathering or pipeline system and related facilities owned and operated by Gatherer, or its designee, and used to perform the Gatherer’s services under the Contract, which System is generally known as the Mansfield System, in or near Caddo, DeSoto, Red River, and Sabine Parishes, Louisiana and Shelby County, Texas and the Football System in Natchitoches Parish, Louisiana, as the System now exists and as modified or extended.

2. Notice. Notice is hereby given of the existence of the Contract and all of its terms, provisions, covenants and conditions to the same extent as if the Contract was fully set forth herein. Certain provisions of the Contract are summarized in Sections 3 through 7 below, but do not constitute independent terms, provisions, covenants, conditions, representations, obligations or agreements other than as set forth in the Contract.

3. Term. The Contract will remain in effect for an initial term of twenty (20) years, beginning on the Effective Date and ending on June 30, 2032 (“Initial Term”), and will renew automatically for successive twelve (12) month terms (“Renewal Term”) unless terminated by Producers or Gatherer by written notice to the other Party at least ninety (90) days prior to the end of the Initial Term or any Renewal Term.

4. Dedication. Under the Contract, subject to the reservations in Section 5 below, Producers (i) exclusively dedicated and committed to the performance of the Contract the Dedicated Properties and the Dedicated Gas; (ii) represented that except as identified on the attached Exhibit D, the Dedicated Properties and Dedicated Gas are not otherwise subject to any gas gathering agreement or other commitment or arrangement that would permit or require the Dedicated Gas to be gathered on or delivered to any other pipeline system; (iii) agreed to deliver all of the Dedicated Gas to Gatherer’s System at the Receipt Points; (iv) agreed to cause any existing or future Affiliates of Producers with interests in the Dedicated Properties to be bound by the Contract and to execute and join as a party to the Contract; (v) acknowledged and agree that the dedication and commitment made by Producers and their Affiliates under the Contract is a covenant running with the land, and Producers agreed to enter into any memoranda substantially in the form of this Memorandum and cooperate with Gatherer in all reasonable respects in filing them; (vi) covenanted that (a) no subsequent transfer of any interest in the Dedicated Properties will be made without the transferred Dedicated Properties being made subject to the dedication obligation and the Contract and (b) at the time of any such transfer, the transferor will provide to Gatherer the transferee’s acknowledgement of the dedication and the Contract, including Gatherer’s right to file memoranda of the Contract and the transferee’s acknowledgment in local land records; and (vii) covenanted to take such further action and to execute and deliver all such other agreements, certificates, instruments and documents as may be reasonably requested from time to time by Gatherer in furtherance of the intent of and to accomplish and evidence the purposes of the Contract and the dedication, including providing such information and making such additional, revised, or amended memoranda of the Contract and any other filings to meet the requirements of any state, county, parish, or other jurisdiction for filing and with respect to the validity and enforceability of the dedication.

5. Reservations From Dedication. The following are reserved and excepted from Dedicated Properties and Dedicated Gas under the Contract:

(a) Gas used upstream of the Receipt Points that a reasonable and prudent operator would deem useful or necessary to develop Dedicated Wells on the Dedicated Properties and Gas that any Producer is expressly required to deliver under oil and gas leases, contractual agreements or other legal rights under which the Dedicated Gas is produced, but not including Gas used for secondary recovery, tertiary recovery, or other similar enhanced oil recovery operations; provided that Producers (i) will be and are obligated under the Contract to promptly provide notice of Dedicated Wells pursuant to the Contract and to cooperate with Gatherer diligently and in good faith to allow Gatherer to connect the Dedicated Wells to the System, and (ii) will only flare Gas from a Dedicated Well once connected to the System to remedy emergency situations;

Exhibit D-2 Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(b) Dedicated Properties and Gas that have been dedicated pursuant to a gathering agreement with a third party prior to the Effective Date and listed on Exhibit D, until such prior dedication expires or terminates;

(c) Dedicated Properties and Gas from lands, leases, or wells within the Dedication Area acquired after the Effective Date from a Person (other than an Affiliate of Producers) that are subject to dedication under a third party non-Affiliate gathering agreement that was made prior to the date of acquisition, until such prior dedication expires or terminates;

(d) Gas from wells (i) that are not connected to a Receipt Point on the Effective Date, (ii) that are not operated by any of the Producers or any of their Affiliates, and (iii) in which the working interests of Producers and their Affiliates in such wells, taken together with any working interests in such wells that were acquired by a Person, directly or indirectly (whether by asset sale, stock sale, merger, or otherwise), from Producers or their Affiliates after the date hereof, is, in the aggregate, less than 30%; and

(e) all rights of Producers and their Affiliates in the Dedicated Properties to substances other than Gas.

6. Gathering Services. Gatherer has agreed to connect Dedicated Wells to the System and receive, gather, compress, dehydrate, and treat, as applicable, and redeliver, Dedicated Gas produced from the Dedicated Properties, on the System, for the fees and on and subject to the terms and conditions provided in the Contract.

7. Assignment and Covenant Running with the Land.

(a) The Contract and the dedication in the Contract to Gatherer referenced in Section 4 above constitute covenants that run with the land for the full term of the Contract and will be binding upon and inure to the benefit of the successors, assigns, personal representatives, administrators, and heirs of the respective Parties.

(b) Gatherer may not assign the Contract unless (i) Gatherer is transferring its ownership in the System to the same assignee, (ii) Gatherer also is assigning any gas processing contract between Gatherer and Producers covering the Dedicated Gas, and (iii) Gatherer obtains the prior written consent of Producers, which consent will not be unreasonably withheld or delayed. Gatherer may not assign, transfer, or convey ownership of the System unless (i) it is made subject to the Contract and (ii) the receiving party provides to CEMI, or its successor as agent under the Contract, the receiving party’s acknowledgement of the Contract.

(c) Producers may not assign the Contract except to the extent that the assigning Party’s corresponding ownership interest in the Dedicated Properties is transferred and the assigning Party obtains the prior written consent of Gatherer, which consent will not be unreasonably withheld or delayed.

(d) Following an assignment as set forth in (b) or (c) above, the assignor and its Affiliates will be relieved of any further liability under the Contract with respect to events, acts, or omissions arising after the effective date of such assignment with respect to the assets, rights, and ownership interests (as applicable) transferred.

Exhibit D-2 Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(e) The Contract is for the exclusive use of the Parties and their successors and assigns permitted pursuant to the Contract, and will not be assignable in whole or in part to other persons, heirs, administrators, successors or assigns.

(f) Notwithstanding anything to the contrary above, (i) a Party may assign the Contract in whole (but not in part) to any Affiliate of such Party without the consent of the other Party, provided that the assigning Party will remain liable for all obligations of the assignee under the Contract and (ii) Gatherer may assign the Contract in whole (but not in part) without Producers’ consent to any reasonably qualified operator with a credit rating comparable to the credit rating of Gatherer’s ultimate parent on the Effective Date.

(g) A Change of Control with respect to a Producer will be considered an assignment of the Contract by such Producer.

(h) A Change of Control with respect to Gatherer will be considered an assignment of the Contract by Gatherer.

8. No Amendment to Contract. This Memorandum is executed and recorded solely for the purpose of giving notice of the Contract and of certain of the terms set forth therein. Nothing contained in this Memorandum shall be deemed to modify, amend, alter, limit or otherwise change any of the provisions of the Contract itself or the rights or obligations of the Parties thereunder. In the event of any conflict between the terms of the Contract and the terms of this Memorandum, the terms of the Contract shall control.

9. Contact Information. The contact information of the Parties is as follows:

Gatherer:

Louisiana Midstream Gas Services, L.L.C.

525 Central Park Drive

Oklahoma City, OK 73105

Attention: Contract Administration

Producers:

Chesapeake Energy Marketing, Inc.

6100 North Western Ave.

Oklahoma City, OK 73118

Attention: CEMI Contract Administration

10. Counterparts. This Memorandum may be executed in multiple counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same document.

Exhibit D-2 Page 7

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the date set forth above.

GATHERER:

Louisiana Midstream Gas Services, L.L.C.

By:
Name:
Title:

PRODUCERS:

Chesapeake Energy Marketing, Inc.

By:
Name:
Title:

Chesapeake Operating, Inc.

By:
Name:
Title:

Chesapeake Louisiana, L.P.

By:
Name:
Title:

Empress, L.L.C.

By:
Name:
Title:

Signature Page to Memorandum of Gas Gathering Contract

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me by          the          of Louisiana Midstream Gas Services, L.L.C., a            limited liability company on behalf of said limited liability company, this              of December, 2012.

Notary Public in and for:

Signature Page to Memorandum of Gas Gathering Contract

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me by              the              of Chesapeake Energy Marketing, Inc., a Delaware corporation on behalf of said corporation, this              of December, 2012.

Notary Public in and for:

Signature Page to Memorandum of Gas Gathering Contract

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me by              the              of Chesapeake Operating, Inc., a Delaware corporation on behalf of said corporation, this              of December, 2012.

Notary Public in and for:

Signature Page to Memorandum of Gas Gathering Contract

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me by              the              of Chesapeake Louisiana, L.P., a              limited partnership, on behalf of said limited partnership this              of December, 2012.

Notary Public in and for:

Signature Page to Memorandum of Gas Gathering Contract

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me by              the              of Empress, L.L.C., a              limited liability company on behalf of said limited liability company, this              of December, 2012.

Notary Public in and for:

Signature Page to Memorandum of Gas Gathering Contract

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

[NTD: Separate memorandum and exhibits with only county specific information to be filed in each affected county]

Attachments:

Exhibit A – Dedicated Wells

Exhibit B – Dedication Area

Exhibit C – Delivery Points and Receipt Points

Exhibit D – Existing Dedications

Signature Page to Memorandum of Gas Gathering Contract

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT E

DISPUTE RESOLUTION PROCEDURE

The Parties will attempt to resolve any dispute promptly by negotiation between executives who have authority to settle the controversy and who are at a comparable or higher level of management than the persons who have been involved in the negotiation of this Contract. Any Party may give another Party written notice of any dispute not resolved in the normal course of business. Within fifteen (15) Days after delivery of the notice, the receiving Party will submit to such other Party a written response. The notice and response will include (i) a statement of that Party’s position and a summary of arguments supporting that position, and (ii) the name and title of the executive who will represent that Party and of any other person who will accompany the executive. Within thirty (30) Days after delivery of the initial notice, the executives of the Parties involved in a dispute will meet at a mutually-acceptable time and place, and thereafter continue to meet as often as they reasonably deem necessary, to use their good faith and reasonable efforts to attempt to resolve the dispute. All negotiations pursuant to this clause will be confidential and will be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. If the Parties have not resolved the dispute within sixty (60) Days after the initial Notice, either Party may pursue any remedies available to it in respect of such dispute, subject to Section 10.1 of the General Terms.

Exhibit E – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT F – RESERVED CAPACITY

Year	Volume (BBTU)
2H 2012	**
2013	**
2014	**
2015	**
2016	**
2017	**
2018	**
2019	**
2020	**
2021	**
2022	**
2023	**
2024	**
2025	**
2026	**
2027	**
2028	**
2029	**
2030	**
2031	**
2032	**

Exhibit F – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT G – TYPE CURVE**

**

** Bcf EUR Type Curve
** Bcf EUR Type Curve
Month	MMcf/Month	Average Mcf/Day

**	Five (5) pages omitted pursuant to confidential treatment request

** Bcf EUR Type Curve
** Bcf EUR Type Curve
Month	MMcf/Month	Average Mcf/Day

**	Five (5) pages omitted pursuant to confidential treatment request

Exhibit G – Page 1